UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

DPW HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

DPW HOLDINGS, INC.

201 Shipyard Way

Newport Beach, CA 92663

Telephone: (949) 444-5464

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

We cordially invite you to attend the 2018 Annual Meeting of Stockholders of DPW Holdings, Inc. (“DPW” or the “Company”). Our 2018 Annual Meeting will be held on ______, November __, 2018 at __:00 a.m. ET at ____________________________. You will be able to attend the 2018 Annual Meeting and vote by visiting www.proxyvote.com if you are a beneficial owner and at www.investorvote.com/DPW if you are a registered holder. To enter the meeting, you must have your control number that is shown on the proxy card accompanying this Proxy Statement.

Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Proxy Card included with this Proxy Statement. We have also made available a copy of our 2017 Annual Report with this Proxy Statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business and products.

The purpose of the meeting is:

1.	To elect the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

2.	To ratify the appointment of Marcum, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.	To approve (i) the grant of 1,000,000 shares of Class A Common Stock (the “Common Stock”), which shares shall vest ratably over 48 months beginning on January 1, 2020, (ii) the grant of options to purchase 500,000 shares of Common Stock at an exercise price of $0.80, which option will vest over 60 months, and the issuance of the shares of Common Stock issuable upon exercise of such option, and (iii) the CEO Performance Award, each pursuant to the terms of the Ault Employment Agreement (defined herein) dated June 17, 2018, in order to comply with the listing rules of the NYSE American;

4.	To approve (i) the grant of 1,000,000 shares of Common Stock, which shares shall vest in installments of two hundred thousand (200,000) shares annually over five (5) years beginning on January 1, 2019, and (ii) the grant of options to purchase 500,000 shares of Common Stock at an exercise price of $2.32, which option will vest over 60 months, and the issuance of the shares of Common Stock issuable upon exercise of such option pursuant to the terms of the Horne Employment Agreement (defined herein) dated January 25, 2018, in order to comply with the listing rules of the NYSE American;

5.	To approve equity issuances to directors and executive officers of the Company, in order to comply with the listing rules of the NYSE American;

6.	To approve the issuance of an additional 7,000,000 shares of Common Stock pursuant to an amendment that reduced the conversion price of the Secured Convertible Promissory Note dated May 15, 2018, to $0.40 from $0.75, in order to comply with the listing rules of the NYSE American;

7.	To approve the issuance of (i) 2,500,000 shares of Common Stock pursuant to the conversion of a Senior Secured Convertible Promissory Note, at a conversion price equal to $0.40 per share, and (ii) up to 400,000 shares of Common Stock, in accordance with the Securities Purchase Agreement dated July 2, 2018, as amended on August 31, 2018, in order to comply with the listing rules of the NYSE American;

8.	To approve the issuance of 5,000,000 shares of Common Stock pursuant to the conversion of a Senior Secured Convertible Promissory Note, at a conversion price equal to $0.40 per share, in accordance with the Securities Purchase Agreement dated August 31, 2018, in order to comply with the listing rules of the NYSE American;

9.	To adopt the Company’s 2018 Stock Incentive Plan;

10.	To approve the amendment to the Company’s Certificate of Incorporation to increase the authorized shares of Common Stock from 200,000,000 to 500,000,000; and

11.	To act on such other matters as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on October __, 2018, will be entitled to attend and vote at the meeting. The proxy materials will be mailed to stockholders on or about November __, 2018.

Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting of Stockholders to be held on November __, 2018:

This Proxy Statement and our 2017 Annual Report on Form 10-K

are available at www.edocumentview.com/DPW

BY ORDER OF THE BOARD OF DIRECTORS

Milton C. Ault III

Chief Executive Officer and Chairman of the Board

November __, 2018

HOW TO VOTE: Your vote is important. Whether or not you plan to attend the annual meeting, please vote as soon as possible by either (1) mailing your completed and signed proxy card(s) to DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, CA 92663, Attention: Corporate Secretary, (2) calling the toll-free number printed on your proxy card(s) and following the recorded instructions or (3) visiting the website indicated on your proxy card(s) and following the on-line instructions. You may revoke a previously submitted proxy at any time prior to the annual meeting. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so automatically by voting in person at the annual meeting.

TABLE OF CONTENTS

Page
INFORMATION CONCERNING THE ANNUAL MEETING	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	4
PROPOSAL NO. 1: ELECTION OF DIRECTORS	9
Information about the Nominees	9
Involvement in Certain Legal Proceedings	11
Family Relationships	12
Board Independence	12
Stockholder Communications with the Board	12
Meetings and Committees of the Board	12
Board Committees	12
Section 16(a) Beneficial Ownership Reporting Compliance	13
Code of Ethics	14
Director Compensation	14
Required Vote and Board Recommendation	15
PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	16
Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2017	16
Fees Paid to Auditors	16
Pre-Approval Policies and Procedures	16
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	17
Required Vote and Board Recommendation	17
APPROVAL OF THE GRANT OF SHARES OF COMMON STOCK, AND ANY COMMON STOCK EQUIVALENT, PURSUANT TO THE CHIEF EXECUTIVE OFFICER’S EMPLOYMENT AGREEMENT DATED JUNE 17, 2018	18
Description of the Employment Agreement	18
Why the Company Needs Stockholder Approval	19
Effect of Proposal on Current Stockholders	19
Further Information	19
Required Vote and Board Recommendation	19
PROPOSAL NO. 4: APPROVAL OF THE GRANT OF SHARES OF COMMON STOCK, AND ANY COMMON STOCK EQUIVALENT, PURSUANT TO THE CHIEF FINANCIAL OFFICER’S EMPLOYMENT AGREEMENT DATED JANUARY 25, 2018	20
Description of the Employment Agreement	20
Why the Company Needs Stockholder Approval	20
Effect of Proposal on Current Stockholders	20
Further Information	21
Required Vote and Board Recommendation	21
PROPOSAL NO. 5: APPROVAL OF EQUITY ISSUANCES TO DIRECTORS AND EXECUTIVE OFFICERS	22
Terms of the Transaction	22
Why the Company Needs Stockholder Approval	22
Effect of Proposal on Current Stockholders	22
Required Vote and Board Recommendation	22
PROPOSAL NO. 6: APPROVAL OF THE ISSUANCE OF 7,000,000 SHARES OF COMMON STOCK PURSUANT TO AN AMENDMENT TO THE SECURED CONVERTIBLE PROMISSORY NOTE DATED MAY 15, 2018	23
Terms of the Transaction	23
Why the Company Needs Stockholder Approval	23
Effect of Proposal on Current Stockholders	23
Further Information	23
Required Vote and Board Recommendation	23
PROPOSAL NO. 7: APPROVAL OF THE CONVERSION OF A $1,000,000 CONVERTIBLE PROMISSORY NOTE, AS AMENDED, CONVERTIBLE INTO 2,500,000 SHARES OF COMMON STOCK AND THE ISSUANCE OF 400,000 SHARES OF COMMON STOCK	25
Terms of the Transaction	25
Why the Company Needs Stockholder Approval	25
Effect of Proposal on Current Stockholders	25
Further Information	25
Required Vote and Board Recommendation	25

i

PROPOSAL NO. 8: APPROVAL OF THE CONVERSION OF A $2,000,000 SENIOR SECURED CONVERTIBLE PROMISSORY NOTE CONVERTIBLE INTO 5,000,000 SHARES OF COMMON STOCK	26
Terms of the Transaction	26
Why the Company Needs Stockholder Approval	26
Effect of Proposal on Current Stockholders	26
Further Information	26
Required Vote and Board Recommendation	26
PROPOSAL NO. 9: APPROVAL OF THE 2018 STOCK INCENTIVE PLAN	27
Overview	27
Summary of the 2018 Plan	27
Types of Awards	29
New Plan Benefits under the 2018 Plan	31
U.S. Federal Income Tax Considerations	31
Required Vote and Board Recommendation	33
PROPOSAL NO. 10: APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 500,000,000	34
Overview	34
Outstanding Shares and Purpose of the Amendment	34
Effect of Proposal on Current Stockholders	34
Required Vote and Board Recommendation	35
INFORMATION ABOUT THE EXECUTIVE OFFICERS	36

EXECUTIVE COMPENSATION	36
Summary Compensation Table	36
Employment Agreement with Milton C. Ault, III	36
Employment Agreement with William B. Horne	37
Employment Agreement with Amos Kohn	38
Advisory Vote on Executive Compensation	39
Outstanding Equity Awards at Fiscal Year-End	39
Stock Option Plans	39
401(k) Plan	40
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	40
Equity Compensation Plan Information	41
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	41
PROPOSALS OF STOCKHOLDERS FOR THE 2019 ANNUAL MEETING	42
OTHER BUSINESS	43
APPENDIX A – ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017	A-1
APPENDIX B – 2018 STOCK INCENTIVE PLAN	B-1

ii

DPW HOLDINGS, INC.

201 Shipyard Way

Newport Beach, CA 92663

Telephone: (949) 444-5464

PRELIMINARY PROXY STATEMENT

FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER ___, 2018

INFORMATION CONCERNING THE ANNUAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of DPW Holdings, Inc. (the “Company” or “DPW”), for use at the 2018 Annual Meeting of the Company’s stockholders (the “Meeting”) to be held on November __, 2018 at __:00 a.m. PT at our corporate offices located at 201 Shipyard Way, Newport Beach, CA 92663. You will be able to attend the Meeting and vote by visiting www.proxyvote.com if you are a beneficial owner and at www.investorvote.com/DPW if you are a registered holder. To enter the Meeting, you must have your control number that is shown on the proxy card accompanying this Proxy Statement.

Action to be taken under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Milton C. Ault, III, our Chief Executive Officer and Chairman of the Board, and William B. Horne, our Chief Financial Officer, or either one of them who acts, will vote:

•	FOR the election of the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

•	FOR ratification of the appointment of Marcum, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;

•	FOR approval of (i) the grant of 1,000,000 shares of Class A Common Stock (hereinafter, the “Common Stock”), which shares shall vest ratably over 48 months beginning on January 1, 2020, (ii) the grant of options to purchase 500,000 shares of Common Stock at an exercise price of $0.80, which option will vest over 60 months, and the issuance of the shares of Common Stock issuable upon exercise of such option, and (iii) the CEO Performance Award, each pursuant to the terms of the Ault Employment Agreement (defined herein) dated June 17, 2018, in order to comply with listing Rule 711 of the NYSE American;

•	FOR approval of (i) the grant of 1,000,000 shares of Common Stock, which shares shall vest in installments of two hundred thousand (200,000) shares annually over five (5) years beginning on January 1, 2019, and (ii) the grant of options to purchase 500,000 shares of Common Stock at an exercise price of $2.32, which option will vest over 60 months, and the issuance of the shares of Common Stock issuable upon exercise of such option pursuant to the terms of the Horne Employment Agreement (defined herein) dated January 25, 2018, in order to comply with listing Rule 711 of the NYSE American;

•	FOR approval of equity issuances to directors and executive officers of the Company, in order to comply with listing Rule 711 of the NYSE American;

•	FOR approval of the issuance of an additional 7,000,000 shares of Common Stock pursuant to an amendment that reduced the conversion price of the Secured Convertible Promissory Note dated May 15, 2018, to $0.40 from $0.75, in order to comply with listing Rule 713 of the NYSE American;

•	FOR approval of the issuance of (i) 2,500,000 shares of Common Stock pursuant to the conversion of a Senior Secured Convertible Promissory Note, at a conversion price equal to $0.40 per share, and (ii) up to 400,000 shares of Common Stock, in accordance with the Securities Purchase Agreement dated July 2, 2018, as amended on August 31, 2018, in order to comply with listing Rule 713 of the NYSE American;

1

•	FOR approval of the issuance of 5,000,000 shares of Common Stock pursuant to the conversion of a Senior Secured Convertible Promissory Note, at a conversion price equal to $0.40 per share, in accordance with the Securities Purchase Agreement dated August 31, 2018, in order to comply with listing Rule 713 of the NYSE American;

•	FOR approval of the 2018 Stock Incentive Plan;

•	FOR approval of the amendment to the Company’s Certificate of Incorporation to increase the authorized shares of Common Stock from 200,000,000 to 500,000,000; and

•	According to their discretion, on the transaction of such other matters as may properly come before the meeting or any adjournment there.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board. The Board is not aware of any reason that might cause any nominee to be unavailable.

By submitting your proxy (via the Internet, telephone or mail), you authorize Mr. Milton C. “Todd” Ault, III, the Company’s Chairman and Chief Executive Officer, and Mr. William B. Horne, the Company’s Financial Officer, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO LOG INTO THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

Who is Entitled to Vote; Vote Required; Quorum

As of the Record Date of October __, 2018, there were ____________ shares of Common Stock issued and outstanding and 125,000 shares of Series B Convertible Preferred Stock issued and outstanding, which constitute all of the outstanding capital stock of the Company. Stockholders are entitled to one vote for each share of Common Stock held by them. The 125,000 shares of Series B Convertible Preferred Stock carry the voting power of _______ percent (__%) of all votes entitled to be voted at the Meeting.

A majority of the _______ outstanding shares of capital stock will constitute a quorum at the Meeting.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, all but one of the proposals at this are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. Only the proposal to ratify the appointment of Marcum, LLP as the Company’s independent registered public accounting firm is a routine matter that brokers are entitled to vote upon without receiving instructions.

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows:

•	Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote;

•	For the amendment to the Company’s Certificate of Incorporation to increase the authorized shares of Common Stock from 200,000,000 to 500,000,000, the affirmative vote of a majority of the issued and outstanding shares of capital stock is required for approval. Abstentions will be considered shares present by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote; and

2

•	For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of capital stock present at the meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

3

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the purpose of the 2018 Annual Meeting?

At the 2018 Annual Meeting, the stockholders will be asked:

1.	To elect the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

2.	To ratify the appointment of Marcum, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.	To approve (i) the grant of 1,000,000 shares of Common Stock, which shares shall vest ratably over 48 months beginning on January 1, 2020, (ii) the grant of options to purchase 500,000 shares of Common Stock at an exercise price of $0.80, which option will vest over 60 months, and the issuance of the shares of Common Stock issuable upon exercise of such option, and (iii) the CEO Performance Award, each pursuant to the terms of the Ault Employment Agreement (defined herein) dated June 17, 2018, in order to comply with listing Rule 711 of the NYSE American;

4.	To approve (i) the grant of 1,000,000 shares of Common Stock, which shares shall vest in installments of two hundred thousand (200,000) shares annually over five (5) years beginning on January 1, 2019, and (ii) the grant of options to purchase 500,000 shares of Common Stock at an exercise price of $2.32, which option will vest over 60 months, and the issuance of the shares of Common Stock issuable upon exercise of such option pursuant to the terms of the Horne Employment Agreement (defined herein) dated January 25, 2018, in order to comply with listing Rule 711 of the NYSE American

5.	To approve equity issuances to directors and executive officers of the Company, in order to comply with listing Rule 711 of the NYSE American;

6.	To approve the issuance of an additional 7,000,000 shares of Common Stock pursuant to an amendment that reduced the conversion price of the Secured Convertible Promissory Note dated May 15, 2018, to $0.40 from $0.75, in order to comply with listing Rule 713 of the NYSE American;

7.	To approve the issuance of (i) 2,500,000 shares of Common Stock pursuant to the conversion of a Senior Secured Convertible Promissory Note, at a conversion price equal to $0.40 per share, and (ii) up to 400,000 shares of Common Stock, in accordance with the Securities Purchase Agreement dated July 2, 2018, as amended on August 31, 2018, in order to comply with listing Rule 713 of the NYSE American;

8.	To approve the issuance of 5,000,000 shares of Common Stock pursuant to the conversion of a Senior Secured Convertible Promissory Note, at a conversion price equal to $0.40 per share, in accordance with the Securities Purchase Agreement dated August 31, 2018, in order to comply with listing Rule 713 of the NYSE American;

9.	To approve the 2018 Stock Incentive Plan;

10.	To approve the amendment to the Company’s Certificate of Incorporation to increase the authorized shares of Common Stock from 200,000,000 to 500,000,000; and

11.	To act on such other matters as may properly come before the meeting or any adjournment thereof.

Who is entitled to vote?

The Record Date for the meeting is October __, 2018. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. The only class of stock entitled to be voted at the meeting is our Common stock and Series B Convertible Preferred Stock. On the Record Date, there were ______ shares of Common Stock outstanding; and 125,000 shares of Series B Convertible Preferred Stock issued and outstanding and entitled to vote. The issued and outstanding shares of Series B Convertible Preferred Stock carry the voting power of 1,785,714 shares of Common Stock.

4

Why am I receiving these materials?

We have sent you these proxy materials because the Board of DPW Holdings, Inc. (sometimes referred to as the “Company,” “DPW,” “we” or “us”) is soliciting your proxy to vote at the Meeting of Stockholders. According to our records, you were a stockholder of the Company as of the end of business on October __, 2018, the Record Date for the Meeting.

You are invited to vote on the proposals described in this proxy statement.

The Company intends to mail these proxy materials on or about November __, 2018 to all stockholders of record on the Record Date.

What is included in these materials?

These materials include:

•	this Proxy Statement for the Meeting;

•	our Annual Report on Form 10-K for the year ended December 31, 2017; and

•	The 2018 Stock Incentive Plan.

What is the proxy card?

The proxy card enables you to appoint Milton C. “Todd” Ault, III, the Company’s Chairman and Chief Executive Officer, and William B. Horne, the Company’s Chief Financial Officer, as your representative at the Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you log in to the Meeting.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card, our Annual Report on Form 10-K for the year ended December 31, 2017 and the other documents appended hereto are available at www.edocumentview.com/DPW.

How do I vote?

Either (1) mail your completed and signed proxy card(s) to DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, CA 92663, Attention: Corporate Secretary, (2) call the toll-free number printed on your proxy card(s) and follow the recorded instructions or (3) visit the website indicated on your proxy card(s) and follow the on-line instructions. If you are a registered stockholder and attend the meeting, then you may deliver your completed proxy card(s) or vote in person. If your shares are held by your broker or bank, in “street name”, then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, then your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will nevertheless be entitled to vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm (Proposal 2), but not on any other proposal.

As the beneficial owner of shares, you are invited to log in to the Meeting. If you are a beneficial owner, however, you may not vote your shares at the meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

You will be able to attend the Meeting, vote, and submit your questions during the meeting via live webcast by visiting www.proxyvote.com if you are a beneficial owner and hold your shares in “street” name and at www.investorvote.com/DPW if you are a registered holder.

5

How many shares must be present to hold the meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, by logging in to www.virtualstockholdermeeting.com/DPW2018 or by proxy, of the holders of a majority of the shares of capital stock outstanding on the Record Date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the meeting?

If a quorum is not present or represented at the meeting, the holders of a majority of the shares of capital stock entitled to vote at the meeting who are present in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 pm ET on November __, 2018. Proxies submitted by mail should be received before 10:00 am ET on November __, 2018.

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to the Company’s CEO at DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, CA 92663, prior to your shares being voted, or (3) attending the meeting and voting. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting.

Who can participate in the meeting?

Only stockholders eligible to vote or their authorized representatives in possession of a valid control number will be admitted as participants to the meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

How does the Board of Directors recommend I vote on the proposals?

Our Board recommends that you vote your shares as follows:

•	“FOR” the election of each of the six (6) nominees for director;

•	“FOR” the ratification of the appointment of Marcum, LLP, as independent registered public accountants of the Company for its fiscal year ending December 31, 2018;

•	“FOR” approval of (i) the grant of 1,000,000 shares of Common Stock, which shares shall vest ratably over 48 months beginning on January 1, 2020, (ii) the grant of options to purchase 500,000 shares of Common Stock at an exercise price of $0.80, which option will vest over 60 months, and the issuance of the shares of Common Stock issuable upon exercise of such option, and (iii) the CEO Performance Award, each pursuant to the terms of the Ault Employment Agreement (defined herein) dated June 17, 2018, in order to comply with listing Rule 711 of the NYSE American;

6

•	“FOR” approval of (i) the grant of 1,000,000 shares of Common Stock, which shares shall vest in installments of two hundred thousand (200,000) shares annually over five (5) years beginning on January 1, 2019, and (ii) the grant of options to purchase 500,000 shares of Common Stock at an exercise price of $2.32, which option will vest over 60 months, and the issuance of the shares of Common Stock issuable upon exercise of such option pursuant to the terms of the Horne Employment Agreement (defined herein) dated January 25, 2018, in order to comply with listing Rule 711 of the NYSE American;

•	“FOR” approval of equity issuances to directors and executive officers of the Company, in order to comply with listing Rule 711 of the NYSE American;

•	“FOR” approval of the issuance of an additional 7,000,000 shares of Common Stock pursuant to an amendment that reduced the conversion price of the Secured Convertible Promissory Note dated May 15, 2018, to $0.40 from $0.75, in order to comply with listing Rule 713 of the NYSE American;

•	“FOR” approval of the issuance of (i) 2,500,000 shares of Common Stock pursuant to the conversion of a Senior Secured Convertible Promissory Note, at a conversion price equal to $0.40 per share, and (ii) up to 400,000 shares of Common Stock, in accordance with the Securities Purchase Agreement dated July 2, 2018, as amended on August 31, 2018, in order to comply with listing Rule 713 of the NYSE American;

•	“FOR” approval of the issuance of 5,000,000 shares of Common Stock pursuant to the conversion of a Senior Secured Convertible Promissory Note, at a conversion price equal to $0.40 per share, in accordance with the Securities Purchase Agreement dated August 31, 2018, in order to comply with listing Rule 713 of the NYSE American;

•	“FOR” approval of the adoption of the 2018 Stock Incentive Plan;

•	“FOR” approval of the amendment to the Company’s Certificate of Incorporation to increase the authorized shares of Common Stock from 200,000,000 to 500,000,000.

Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

What if I do not specify how my shares are to be voted?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted in accordance with the Board’s recommended votes set forth immediately above, and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Will any other business be conducted at the meeting?

The Company’s bylaws require stockholders to give advance notice of any proposal intended to be presented at the meeting. The deadline for this notice has passed and we have not received any such notices. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are needed to approve each proposal?

For the election of directors, each of the six (6) nominees receiving “For” votes at the meeting in person or by proxy will be elected. Approval of all other matters requires the favorable vote of a majority of the votes cast on the applicable matter at the Meeting, other than the amendment to the Company’s Certificate of Incorporation, which requires the favorable vote of a majority of the issued and outstanding shares of capital stock.

How will abstentions be treated?

Abstentions will be treated as shares present for quorum purposes and entitled to vote, but will have no impact on votes cast as none of the Proposals requires the favorable vote of a majority of the issued and outstanding shares of capital stock, except for the amendment to the Certificate of Incorporation, in which case an abstention will have the same effect as votes against the proposal.

7

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of stockholders.

In connection with the treatment of abstentions and broker non-votes, the proposals at this meeting to (i) elect directors, (ii) approve the grant of shares of Common Stock, and any common stock equivalent, pursuant to Ault Employment Agreement; (iii) approve the grant of shares of Common Stock, and any common stock equivalent, Horne Employment Agreement, (iv) approve equity issuances to directors and executive officers of the Company, (v) approve the issuance of an additional 7,000,000 shares of Common Stock pursuant to an amendment that reduced the conversion price of the Secured Convertible Promissory Note, (vi) approve the conversion of a $1,000,000 Convertible Note, as amended, into 2,500,000 shares of Common Stock at $0.40 per share and the issuance of 400,000 shares of Common Stock, (vii) approve the conversion of a $2,000,000 Convertible Note into 5,000,000 shares of Common Stock at $0.40 per share, (viii) approve the 2018 Stock Incentive Plan, and (ix) approve the amendment to the Company’s Certificate of Incorporation to increase the authorized shares of Common Stock from 200,000,000 to 500,000,000 are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. Only the proposal to ratify the appointment of Marcum, LLP, as the Company’s independent registered public accounting firm is a routine matter that brokers are entitled to vote upon without receiving instructions.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another stockholder of the Company. Why has our household only received one set of proxy materials?

The Securities and Exchange Commission’s (“SEC’s”) rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address.

How can I find out the results of the voting at the Meeting?

Final voting results will be disclosed in a Form 8-K filed after the Meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, CA 92663, or by sending a letter to Milton C. “Todd” Ault, III, our Chief Executive Officer, with any questions about the proposal described in this proxy statement or how to execute your vote.

8

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Information about the Nominees

At the Meeting, the stockholders will elect six (6) directors to serve until the next annual meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the six (6) nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of each of the eight nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. All of the director nominees currently serve as directors.

Name*	Age	Current Position
Milton C. Ault, III (1)	48	Chief Executive Officer and Chairman of the Board
William B. Horne (2)	50	Chief Financial Officer and Director
Amos Kohn	58	President and Director
Robert O. Smith (3) (5)	74	Director
Moti Rosenberg (5)	69	Director
Jeffrey A. Bentz (4) (5)	58	Director

*       Pursuant to a Securities Purchase Agreement dated September 5, 2016, by and among the Company, Philou Ventures, LLC, a Wyoming limited liability company (“Philou Ventures”), and Telkoor Telecom Ltd., an Israeli company, Philou Ventures has the right to designate up to four directors to the Board.

(1)	Effective March 16, 2017, Mr. Ault was appointed to the Board.
(2)	On October 13, 2016, William B. Horne was appointed to the Board. Pursuant to a securities purchase agreement dated September 5, 2016 by and among the Company, Philou Ventures, and Telkoor, Philou Ventures has the right to appoint four members to the Board.
(3)	On September 22, 2016, Mr. Robert O. Smith was appointed to the Board.
(4)	On January 24, 2018, Mr. Jeffrey A. Bentz was appointed to the Board.
(5)	Independent Director and Member of the Audit, Compensation and Nominating and Governance Committees.

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee’s business experience during the past five years, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on our Board, has been furnished to the Company by the respective director nominees:

Mr. Milton C. Ault, III

On March 16, 2017, Mr. Ault was appointed Executive Chairman of the Board and on December 28, 2017, Mr. Ault was appointed Chief Executive Officer. Mr. Ault entered into an employment agreement with us on June 17, 2018. Mr. Ault is a seasoned business professional and entrepreneur who has spent more than twenty-seven years identifying value in various financial markets including equities, fixed income, commodities, and real estate. On February 25, 2016, Mr. Ault founded Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease and has served as its Chairman ever since. Mr. Ault has served as Chairman of Ault & Company, Inc., a Delaware holding company, since December 2015, and as Chairman of Avalanche International Corp., a publicly traded Nevada company and a “voluntary filer,” which as such is not required to file periodic reports, since September 2014. Since January 2011, Mr. Ault has been the Vice President of Business Development for MCKEA Holdings, LLC, a family office. Throughout his career, Mr. Ault has consulted for a few publicly traded and privately held companies, providing each of them the benefit of his diversified experience, that range from development stage to seasoned businesses. We believe that Mr. Ault’s business background demonstrates he has the qualifications to serve as one of our directors and as Chairman.

9

Amos Kohn

Mr. Kohn has served as a member of our board of directors since 2003 and as our President since 2008. Mr. Kohn also served as our Chief Executive Officer from 2008 to December 2017. From March 2011 until August 2013 and again from July 2017 until January 2018, Mr. Kohn also served as our interim Chief Financial Officer. Mr. Kohn has more than 20 years of successful global executive management experience, including multiple C-level roles across private and established publicly-traded companies. Mr. Kohn has successfully managed cross-functional teams, driven corporations to high profitability, built customer loyalty and led businesses through expansion and sustained growth. His areas of expertise include operations, technology innovation, manufacturing, strategic analysis and planning and M&A. Mr. Kohn holds a degree in electrical and electronics engineering and is named as an inventor on several United States and international patents. We believe that Mr. Kohn’s extensive executive-level management experience in diversified industries, including, but not limited to, power electronics, telecommunications, cable television, broadcast and wireless, as well as his service as a director on our board since 2003, provide him the qualifications and skills to serve as one of our directors.

William B. Horne

Mr. Horne has served as a member of our board of directors since October 2016. Prior to his appointment as our Chief Financial Officer on January 25, 2018, Mr. Horne served as one of our independent directors. He has served as the Chief Financial Officer of Targeted Medical Pharma, Inc., a publicly traded biotechnology pharmaceutical company (OTCBB: TRGM), since August 2013. Mr. Horne is a director of and Chief Financial Officer to Avalanche International, Corp., a publicly traded Nevada corporation and a “voluntary filer,” which as such is not required to file periodic reports, since June 25, 2016, and Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease, since June 1, 2016. Mr. Horne previously held the position of Chief Financial Officer in various companies in the healthcare and high-tech field, including OptimisCorp, from January 2008 to May 2013, a privately held, diversified healthcare technology company located in Los Angeles, California. Throughout his career, Mr. Horne has served as Chief Financial Officer for a few publicly traded and privately held companies, and has also held supervisory positions at Price Waterhouse, LLP. He has a Bachelor of Arts Magna Cum Laude in Accounting from Seattle University. We believe that Mr. Horne's extensive financial and accounting experience in diversified industries and with companies involving complex transactions give him the qualifications and skills to serve as one of our directors.

Robert O. Smith

Mr. Smith serves as one of our independent directors. Previously, he served as a member of our Board of Directors from November 2010 until May 2015, and served as a member of our Advisory Board from 2002 until 2015. He is currently a C-level executive consultant working with Bay Area high-tech firms on various strategic initiatives in all aspects of their business. From 2004 to 2007, he served on the Board of Directors of Castelle Corporation. From 1990 to 2002, he was our President, Chief Executive Officer and Chairman of the Board. From 1980 to 1990, he held several management positions with Computer Products, Inc., the most recent being President of their Compower/Boschert Division. From 1970 to 1980, he held managerial accounting positions with Ametek/Lamb Electric and with the JM Smucker Company. Mr. Smith received his BBA degree in Accounting from Ohio University. We believe that Mr. Smith’s executive-level experience, including his previous service as our President, Chief Executive Officer and Chairman of the Board, his extensive experience in the accounting industry, and his service on our Board from November 2010 until May 2015, give him the qualifications and skills to serve as one of our directors.

Mordechai Rosenberg

Mr. Rosenberg serves as one of our independent directors. He has served as an independent consultant to various companies in the design and implementation of homeland security systems in Europe and Africa since 2010. From 2004 to 2009, he served as a special consultant to Bullet Plate Ltd., a manufacturer of armor protection systems, and NovIdea Ltd., a manufacturer of perimeter and border security systems. From 2000 to 2003, Mr. Rosenberg was the general manager of ZIV U.P.V.C Products Ltd.'s doors and window factory. Mr. Rosenberg is an active reserve officer and a retired colonel from the Israeli Defense Force (IDF), where he served for 26 years and was involved in the development of weapon systems. In the IDF, Mr. Rosenberg served in various capacities, including platoon, company, battalion and brigade commander, head of the training center for all IDF infantry, and head of the Air Force's Special Forces. Mr. Rosenberg received a B.A in History from the University of Tel Aviv and a Master of Arts in Political Science from the University of Haifa in Israel. We believe that Mr. Rosenberg’s business background give him the qualifications to serve as one of our directors.

Jeffrey A. Bentz

Mr. Bentz is an experienced businessman who has served since 1994 as President of North Star Terminal & Stevedore Company, a full-service stevedoring company located in Alaska and whose major areas of business include terminal operations and management, stevedore services, and heavy equipment operations. He also has served as a director and advisor to several private companies and agencies. Mr. Bentz obtained a B.A. in Business and Finance from Western Washington University in 1981. We believe that Mr. Bentz’s executive-level experience, including his operational and financial oversight of companies with multiple profit centers and his extensive experience in the real estate and commercial services industries give him the qualifications and skills to serve as one of our directors.

10

Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board.

Involvement in Certain Legal Proceedings

Except as disclosed below, to our knowledge, none of our current directors or executive officers has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;
●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his or her involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;
●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

1.       Mr. Ault held series 7, 24, and 63 licenses and managed four domestic hedge funds and one bond fund from 1998 through 2008. On April 26, 2012, as a result from an investigation by FINRA involving activities during 2008, Mr. Ault agreed to a settlement with FINRA in which he did not admit to any liability or violation of any laws or regulatory rules and that included restitution and a suspension from association with a FINRA member firm for a period of two years. As part of that settlement, Mr. Ault agreed that he would make restitution to certain investors. Mr. Ault did not within the prescribed time period make a restitution payment to certain of the investors as he was unable to locate all of them, nor did he forward the undistributed restitution in the state where the investor was known to have resided, as directed by FINRA.

2.       Mr. Ault was CEO, President and Chairman of Zealous Holdings, Inc., which filed for bankruptcy protection under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) on February 20, 2009, in the U.S. Bankruptcy Court, Central District of California. This Chapter 11 filing was subsequently converted to a Chapter 7 filing by order of the Bankruptcy Court. Zealous Holdings, Inc. was not an entity that was entitled to a discharge under the bankruptcy code. As such Zealous Holdings, Inc. did not receive a discharge. Ultimately, Zealous Holdings, Inc. ceased doing business and was permanently closed.

3.       Mr. Ault filed for bankruptcy protection under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) on December 8, 2009, in the U.S. Bankruptcy Court, Central District of California. This Chapter 13 filing was subsequently converted to a Chapter 7 filing by order of the Bankruptcy Court and months later, the petition being withdrawn and dismissed without prejudice.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

11

Family Relationships.

None.

Board Independence

Our Board has undertaken a review of the independence of each director and director nominee and has determined that Messrs. Smith, Bentz and Rosenberg are independent, and that each director who serves on or is nominated for each of its committees is independent, as such term is defined by standards of the SEC and the NYSE American. None of Messrs. Horne, Kohn or Ault meets the independence standards.

Stockholder Communications with the Board

The Company’s stockholders may communicate with the Board, including non-executive directors or officers, by sending written communications addressed to such person or persons in care of DPW Holdings, Inc., Attention: Secretary, 201 Shipyard Way, Newport Beach, CA 92663. All communications will be compiled by the Secretary and submitted to the addressee. If the Board modifies this process, the revised process will be posted on the Company’s website.

Meetings and Committees of the Board

During the fiscal year ended December 31, 2017, the Board held seven meetings and acted by unanimous written consent fifteen times, the Audit Committee held three meetings, the Nominating and Governance Committee held no meeting and the Compensation Committee held one meeting. The Board and Board committees also approved certain actions by unanimous written consent. We encourage, but do not require, our Board members to attend the annual meeting of stockholders. Two directors attended our 2017 Annual Meeting of Stockholders.

Board Committees

The Board has standing Audit and Compensation and Nominating and Governance Committees. Information concerning the membership and function of each committee is as follows:

Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
Amos Kohn
Milton “Todd” Ault, III
William Horne
Robert O. Smith	** ***	**	*
Jeffrey A. Bentz	*	*	*
Moti Rosenberg	*	*	**

* Member of Committee

** Chairman of Committee

*** “Audit committee financial expert” as defined in SEC regulations.

Audit Committee

Messrs. Smith, Rosenberg and Bentz currently comprise the Audit Committee of our Board. Our Board has determined that each of the current members of the Audit Committee satisfies the requirements for independence and financial literacy under the standards of the SEC and the NYSE American. Our Board has also determined that Mr. Smith qualifies as an “audit committee financial expert” as defined in SEC regulations and satisfies the financial sophistication requirements set forth in the NYSE American Rules. Mr. Smith serves as Chairman of the Audit Committee.

The Audit Committee is responsible for, among other things, selecting and hiring our independent auditors, approving the audit and pre-approving any non-audit services to be performed by our independent auditors; reviewing the scope of the annual audit undertaken by our independent auditors and the progress and results of their work; reviewing our financial statements, internal accounting and auditing procedures, and corporate programs to ensure compliance with applicable laws; and reviewing the services performed by our independent auditors to determine if the services rendered are compatible with maintaining the independent auditors’ impartial opinion. The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2017.

12

Compensation Committee

Messrs. Smith, Rosenberg and Bentz currently comprise the Compensation Committee of our Board. Our Board has determined that each of the current members of the Compensation Committee meets the requirements for independence under the standards of the NYSE American. Mr. Smith serves as Chairman of the Compensation Committee.

The Compensation Committee is responsible for, among other things, reviewing and approving executive compensation policies and practices; reviewing and approving salaries, bonuses and other benefits paid to our officers, including our Chief Executive Officer and Chief Financial Officer; and administering our stock option plans and other benefit plans.

Nominating and Governance Committee

Messrs. Smith, Rosenberg and Bentz currently comprise the Nominating and Governance Committee of our Board. Our Board has determined that each of the current members of the Nominating and Governance Committee meets the requirements for independence under the standards of the NYSE American. Mr. Rosenberg serves as Chairman of the Nominating and Governance Committee.

The Nominating and Governance Committee is responsible for, among other things, assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board; developing and recommending governance principles applicable to our Board; overseeing the evaluation of our Board and management; and recommending potential members for each Board committee to our Board.

The Nominating and Governance Committee considers diversity when identifying Board candidates. In particular, it considers such criteria as a candidate’s broad-based business and professional skills, experiences and global business and social perspective.

In addition, the Committee seeks directors who exhibit personal integrity and a concern for the long-term interests of stockholders, as well as those who have time available to devote to Board activities and to enhancing their knowledge of the power-supply industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities.

Board Leadership Structure and Role in Risk Oversight

Our Board as a whole is responsible for our risk oversight. Our executive officers address and discuss with our Board our risks and the manner in which we manage or mitigate such risks. While our Board has the ultimate responsibility for our risk oversight, our Board works in conjunction with its committees on certain aspects of its risk oversight responsibilities. In particular, our Audit Committee focuses on financial reporting risks and related controls and procedures; our Compensation Committee evaluates the risks associated with our compensation philosophy and programs and strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with our strategies and objectives; and our Nomination and Governance Committee oversees risks associated with our Code of Ethical Conduct.

We currently separate the positions of President/Chief Executive Officer and Chairman of the Board. The Board believes that such structure is in the best interest of the Company at this time, as it allows for a more effective monitoring and objective evaluation of the performance of management.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Executive officers, directors and ten percent shareholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of Forms 3, 4 and 5 received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended December 31, 2017, all such filing requirements applicable to our officers, directors and ten percent shareholders were fulfilled with the following exceptions:

During the fiscal year 2017, Philou Ventures, Mrs. Kristine Ault (a former director of the Company), and Messrs. Horne and Rosenberg each filed one Form 4 late reporting one transaction; Mr. Smith filed two Forms 4s late reporting three transactions; Mr. Kohn filed four Form 4s late reporting ten transactions; and Mr. Ault filed one Form 3 late, one Form 4 late reporting an acquisition of 100 shares of the Company’s common stock, and another late Form 4 relating to the issuance of the Company’s stock options to Mr. Ault.

13

Code of Ethics

The Board has established a corporate Code of Conduct which qualifies as a “code of ethics” as defined by Item 406 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has adopted the Code of Ethical Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer, controller or person performing similar functions (collectively, the “Financial Managers”). The Code of Ethical Conduct is designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The full text of our Code of Ethical Conduct is published on our website at www.digipwr.com. We will disclose any substantive amendments to the Code of Ethical Conduct or any waivers, explicit or implicit, from a provision of the Code on our website or in a current report on Form 8-K. Upon request to our CEO, Milton C. Ault, III, we will provide without charge, a copy of our Code of Ethical Conduct.

Among other matters, the Code of Conduct is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting of violations of the Code of Conduct to appropriate persons identified in the code; and

•	accountability for adherence to the Code of Conduct.

Waivers to the Code of Conduct may be granted only by the Board upon recommendation of the Audit Committee. In the event that the Board grants any waivers of the elements listed above to any of our officers, we expect to promptly disclose the waiver as required by law or the private regulatory body.

Director Compensation

For 2017, the Company paid each independent director $20,000 annually, other than Mr. Smith, who received $30,000 annually due to anticipated additional services to be provided by Mr. Smith as a lead independent director. For 2018, and thereafter, the Company will pay each independent director $35,000 annually, other than Mr. Smith, who will receive $45,000 annually.

On November 28, 2017, each director received options to purchase 100,000 shares of Common Stock at an exercise price of $1.38 per share for a term of ten (10) years, other than Messrs. Ault and Smith, who received 500,000 and 200,000 options, respectively. The options shall vest in monthly 1/48th increments over four (4) years and are subject to stockholder approval.

On December 28, 2017, the stockholders approved the 2017 Stock Incentive Plan (the “2017 Stock Incentive Plan”), under which options to acquire up to 2,000,000 shares of Common Stock were available to be granted to the Company’s directors, officers, employees and consultants. As of the Record Date, 46,941 shares remain available for issuance under the 2017 Stock Incentive Plan.

The table below sets forth, for each non-employee director, the total amount of compensation related to his or her service during the year ended December 31, 2017:

Name	Fees Earned or Paid in Cash ($)	Warrant Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert O. Smith	$30,000	—	184,500 (2)				214,500
Mordechai Rosenberg	$20,000	—	92,250 (3)				112,250
Kristine Ault (1)	$20,000	—	92,250 (3)				112,250
Jeffrey A. Bentz (4)	$—	—	—				—

14

(1)	Ms. Ault resigned from the Board on January 25, 2018.

(2)	On November 28, 2017, Mr. Smith was granted options to purchase 200,000 shares of Common Stock at $1.38 per share. The options shall vest ratably over forty-eight (48) months beginning with the first month after the effective date.

(3)	On November 28, 2017, Ms. Ault and Mr. Rosenberg were granted options to purchase 100,000 shares of Common Stock at $1.38 per share. The options shall vest ratably over forty-eight (48) months beginning with the first month after the effective date.

(4)	Mr. Bentz was appointed to the Board on January 24, 2018.

Required Vote and Board Recommendation

The election of the directors of the Company requires the affirmative vote of a plurality of the shares of the Company’s Common Stock present in person or represented by Proxy at the Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute a majority.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

15

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Marcum, LLP, as the independent registered public accounting firm of the Company for the year ending December 31, 2018, subject to ratification of the appointment by the Company’s stockholders. A representative of Marcum, LLP, is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2017

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

Fees Paid to Auditors

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountants Marcum, LLP, with respect to the years ended December 31, 2016 and December 31, 2017 (“Marcum”), for our audit of annual financial statements and review of financial statements included in our quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

2017	$313,986
2016	$81,545

Audit-Related Fees

We did not incur fees to our independent registered public accounting firm for audit related fees during the fiscal years ended December 31, 2017 and 2016.

Tax and Other Fees

We did not incur fees to our independent registered public accounting firm for tax services during the fiscal years ended December 31, 2017 and 2016.

Pre-Approval Policies and Procedures

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

16

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of DPW Holdings, Inc. has furnished the following report on its activities during the fiscal year ended December 31, 2017. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that DPW Holdings, Inc. specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of our financial statements. For the fiscal year ended December 31, 2017, the members of the Audit Committee were Messrs. Smith, Rosenberg and Bentz, each of whom was an independent director as defined by the applicable NYSE American and SEC rules.

In fulfilling its responsibilities, the Audit Committee appointed independent auditors Marcum, LLP, for the fiscal year ended December 31, 2017. The Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit. The Audit Committee also reviewed and discussed with the independent auditors and with management the Company’s audited financial statements and the adequacy of its internal controls. The Audit Committee met with the independent auditors, without management present, to discuss the results of our independent auditor’s audits, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Audit Committee monitored the independence and performance of the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16—Communications with Audit Committees. The Company’s independent auditors have provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditor the independent auditor’s independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the SEC.

Mr. Robert O. Smith, Mr. Moti Rosenberg, Mr. Jeffrey Bentz

Required Vote and Board Recommendation

The ratification of the appointment of the Company’s independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF MARCUM, LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018.

17

PROPOSAL NO. 3

APPROVAL OF THE GRANT OF SHARES OF COMMON STOCK, AND ANY COMMON STOCK EQUIVALENT, PURSUANT TO THE CHIEF EXECUTIVE OFFICER’S EMPLOYMENT AGREEMENT DATED JUNE 17, 2018

Description of the Employment Agreement

On June 17, 2018, the Company entered into a ten year executive employment agreement with Milton C. Ault, III, to serve as Chief Executive Officer (the “Ault Employment Agreement”). For his services, Mr. Ault will be paid a salary of $400,000 per annum subject to such further upward adjustments as shall be determined annually by the Compensation Committee of the Board of Directors (the “Compensation Committee”).

Pursuant to the terms and subject to the conditions set forth in the Ault Employment Agreement, if the Company meets or exceeds criteria adopted by the Compensation Committee for earning bonuses which shall be adopted by the Compensation Committee annually, Mr. Ault is eligible to receive an annual bonus, which percentage shall be based on achievement of applicable performance goals determined by the Compensation Committee.

Further, Mr. Ault is entitled to receive equity participation as follows: (A) a grant of restricted stock in the aggregate amount of 1,000,000 shares of common stock, which shares shall vest ratably over 48 months beginning on January 1, 2020, provided, however, that such shares may, in whole or in part, in the discretion of the Compensation Committee, vest immediately upon the filing of an Annual Report on Form 10-K with the SEC that shows that the Company’s revenues for the applicable fiscal year reached or exceeded $100,000,000; notwithstanding the foregoing, before the Company accelerates any such vesting, the Company’s Compensation Committee must prior thereto have obtained the consent of Mr. Ault, which consent may be withheld in his discretion, and (B) an option to purchase 500,000 shares of common stock of the Company at a per share price equal to $0.80, which option will vest over 60 months.

In addition the foregoing, Mr. Ault shall be eligible to receive a performance-based award (the “CEO Performance Award”), provided that the Company, for any given fiscal year during the term of this Agreement, meets the following criteria: (A) an increase in revenue, as calculated under GAAP over the previous fiscal year as reported in the Annual Report on Form 10-K or successor form for such fiscal year; provided that any increase less than thirty-five percent (35%) (the “Revenue Percentage”) shall reduce the CEO Performance Award correspondingly; (B) positive net income, as calculated under GAAP, as reported in the Annual Report on Form 10-K or successor form for such fiscal year, provided that any increase less than five percent (5%) (the “Net Income Percentage”) shall reduce the CEO Performance Award correspondingly; and (C) positive net cash flow from operations on a year-to-year basis, where cash flow is defined as the net amount of cash and cash-equivalents being transferred into and out of the Company. The CEO Performance Award shall consist of a number of shares of the Company’s common stock having a maximum value equal to ten percent (10%) of any appreciation in the Company’s Market Capitalization (as defined in the Ault Employment Agreement) above the High Water Mark (as defined in the Ault Employment Agreement) as measured by the daily average closing bid price of the Company’s common stock for the applicable fiscal year subject to proration obtained by the product of Revenue Percentage and the Net Income Percentage. If the CEO Performance Award in a fiscal year is less than ten percent (10%) due to a reduction caused by an annual shortfall in either the Revenue Percentage or the Net Income Percentage, the prior year’s targets would be deemed to have been achieved if a corresponding overage in a subsequent fiscal year results in the achievement of the cumulative targets. The annual and cumulative targets for revenue and net income, which are provided solely for the purpose of establishing cumulative totals, are set forth in the Ault Employment Agreement.

Upon termination of Mr. Ault’s employment (other than upon the expiration of the employment), Mr. Ault shall be entitled to receive: (A) any earned but unpaid base salary through the termination date; (B) all reasonable expenses paid or incurred; and (C) any accrued but unused vacation time.

Further, unless Mr. Ault’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Ault’s employment, the Company shall pay to Mr. Ault a “Separation Payment” as follows: (A) an amount equal to four (4) weeks of base salary for each full year of service and credit for his service commencing from September 22, 2016, (B) should Mr. Ault provide the Company with a separation, waiver and release agreement within 60 days of termination, then the Company shall: (i) pay his base salary until the last to occur (the “Separation Period”) of (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, but in no event an amount greater than the Base Salary payable should either such period expire within two years, or (2) the 12-month period commencing on the date Mr. Ault is terminated, payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Ault would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months. Finally, upon the occurrence of a change in control, Mr. Ault will be paid an amount equal to the greater of: (i) five times his then current Base Salary or (ii) the Separation Payment amount set forth above, without regard to whether Mr. Ault continues in the employ of the Company or its successor.

18

Why the Company Needs Stockholder Approval

Rule 711 of the NYSE American requires stockholder approval with respect to the establishment of (or material amendment to) a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees, or consultants.

Effect of Proposal on Current Stockholders

If this Proposal No. 3 is adopted, based on the issuance of shares pursuant to the Ault Employment Agreement (and provided the Company has sufficient authorized shares of Common Stock), a maximum of 1,500,000 shares of Common Stock would be issuable, setting aside the number of shares of common stock issuable pursuant to the CEO Performance Award, which figure is not calculable with any reasonable degree of certainty. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent ____% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our stockholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued pursuant to the Executive Employment Agreement could cause the market price of our Common Stock to decline.

Further Information.

The terms of the Ault Employment Agreement are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Report on Form 8-K filed with the SEC on June 18, 2018, and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Required Vote and Board Recommendation

Approval of the grant of shares of Common Stock, and any common stock equivalent, pursuant to the Ault Employment Agreement requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of (i) the grant of 1,000,000 shares of Common Stock, which shares shall vest ratably over 48 months beginning on January 1, 2020, (ii) the grant of options to purchase 500,000 shares of Common Stock at an exercise price of $0.80, which option will vest over 60 months, and the issuance of the shares of Common Stock issuable upon exercise of such option, and (iii) the CEO Performance Award, each pursuant to the terms of the Ault Employment Agreement, dated June 17, 2018, in order to comply with Rule 711 of the NYSE American.

19

PROPOSAL NO. 4

APPROVAL OF THE GRANT OF SHARES OF COMMON STOCK, AND ANY COMMON STOCK EQUIVALENT, PURSUANT TO THE CHIEF FINANCIAL OFFICER’S EMPLOYMENT AGREEMENT DATED JANUARY 25, 2018

Description of the Employment Agreement

On January 25, 2018, the Company entered into a five year employment agreement with William B. Horne, to serve as Chief Financial Officer and Executive Vice President of the Company and its subsidiaries (the “Horne Employment Agreement”). For his services, Mr. Horne will be paid a salary of $250,000 per annum subject to such further upward adjustments as shall be determined annually by the Board.

Upon signing of the Horne Employment Agreement, Mr. Horne became entitled to a signing bonus in the amount of $25,000. In addition, Mr. Horne is eligible to receive an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Compensation Committee.

Further, Mr. Horne is entitled to receive equity participation as follows: (A) a grant of restricted stock in the aggregate amount of 1,000,000 shares of common stock, which shares shall vest in installments of two hundred thousand (200,000) shares annually over five (5) years beginning on January 1, 2019, provided, however, that such shares may, in whole or in part, in the discretion of the Compensation Committee, vest immediately upon the filing of an Annual Report on Form 10-K with the SEC that shows that the Company’s revenues for the applicable fiscal year reached or exceeded $100,000,000; notwithstanding the foregoing, before the Company accelerates any such vesting, the Company’s Compensation Committee must prior thereto have obtained the consent of Mr. Horne, which consent may be withheld in his discretion, and (B) an option to purchase 500,000 shares of common stock of the Company at a per share price equal to the closing price of $2.32, the closing market price of the shares of common stock on January 24, 2018, which option will vest over 60 months.

Upon termination of Mr. Horne’s employment (other than upon the expiration of the employment), Mr. Horne shall be entitled to receive: (A) any earned but unpaid base salary through the termination date; (B) all reasonable expenses paid or incurred; and (C) any accrued but unused vacation time.

Further, unless Mr. Horne’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Horne’s employment, the Company shall pay to Mr. Horne a “Separation Payment” as follows: (A) an amount equal to four weeks of base salary for each full year of service, (B) should Mr. Horne provide the Company with a separation, waiver and release agreement within 60 days of termination, then the Company shall: (i) pay his base salary until the last to occur of (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, or (2) the 12-month period commencing on the date Mr. Horne is terminated, payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Horne would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months. Finally, upon the occurrence of a change in control, Mr. Horne will be paid an amount equal to four times his Separation Payment.

Why the Company Needs Stockholder Approval

Rule 711 of the NYSE American requires stockholder approval with respect to the establishment of (or material amendment to) a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees, or consultants.

Effect of Proposal on Current Stockholders

If this Proposal No. 4 is adopted, based on the issuance of shares pursuant to the Horne Employment Agreement (and provided the Company has sufficient authorized shares of Common Stock), a maximum of 1,500,000 shares of Common Stock would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent ____% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our stockholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued pursuant to the Horne Employment Agreement could cause the market price of our Common Stock to decline.

20

Further Information.

The terms of the Horne Employment Agreement are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Report on Form 8-K filed with the SEC on January 25, 2018, and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Required Vote and Board Recommendation

Approval of the grant of shares of Common Stock, and any common stock equivalent, pursuant to the Horne Employment Agreement requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of (i) the grant of 1,000,000 shares of Common Stock, which shares shall vest in installments of two hundred thousand (200,000) shares annually over five (5) years beginning on January 1, 2019, and (ii) the grant of options to purchase 500,000 shares of Common Stock at an exercise price of $2.32, which option will vest over 60 months, and the issuance of the shares of Common Stock issuable upon exercise of such option pursuant to the terms of the Horne Employment Agreement (defined herein) dated January 25, 2018, in order to comply with Rule 711 of the NYSE American.

21

PROPOSAL NO. 5

APPROVAL OF EQUITY ISSUANCES TO DIRECTORS AND EXECUTIVE OFFICERS

Terms of the Transaction

On November 28, 2017, each director received options to purchase 100,000 shares of Common Stock at an exercise price of $1.38 per share for a term of ten (10) years, other than Messrs. Ault and Smith, who received 500,000 and 200,000 options, respectively. The options shall vest in monthly 1/48th increments over four (4) years and are subject to stockholder approval.

On January 24, 2018, Mr. Bentz received options to purchase 275,000 shares of Common Stock at an exercise price of $2.23, which options shall vest ratable over a term of three (3) years and are subject to stockholder approval.

On June 17, 2018, the Board approved the grant of additional options to purchase shares of Common Stock at $0.80 per share to vest over a period of four years, as follows: (i) 100,000 shares of Common Stock to Mr. Bentz, (ii) 290,000 shares of Common Stock to Mr. Rosenberg and (iii) 232,500 shares of Common Stock to Mr. Smith. The options shall vest ratably over sixty (60) months and are subject to stockholder approval.

Why the Company Needs Stockholder Approval

Rule 711 of the NYSE American requires stockholder approval with respect to the establishment of (or material amendment to) a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees, or consultants.

Effect of Proposal on Current Stockholders

If this Proposal No. 5 is adopted, provided the Company has sufficient authorized shares of Common Stock, a maximum of 1,997,500 shares of Common Stock would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent ___% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our stockholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued could cause the market price of our Common Stock to decline.

Required Vote and Board Recommendation

The grant of options set forth in this Proposal No. 5 to the directors of the Company requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of equity issuances to directors and executive officers of the Company, in order to comply with Rule 711 of the NYSE American.

22

PROPOSAL NO. 6

 APPROVAL OF THE ISSUANCE OF 7,000,000 SHARES OF COMMON STOCK PURSUANT TO AN AMENDMENT TO THE SECURED CONVERTIBLE PROMISSORY NOTE DATED MAY 15, 2018

Terms of the Transaction

On May 15, 2018, the Company entered into a Securities Purchase Agreement (as amended, the “May SPA”) with an institutional investor (the “Investor”) providing for the issuance of (i) a Senior Secured Convertible Promissory Note (as amended, the “May Note”) with a principal face amount of $6,000,000, which convertible note was, subject to certain conditions, originally convertible into 8,000,000 shares of Common Stock (the “Issuable Shares”) of the Company at $0.75 per share; (ii) a five-year warrant to purchase 1,111,111 shares of Common Stock at an exercise price of $1.35; (iii) a five-year warrant to purchase 1,724,138 shares of Common Stock at an exercise price of $0.87 per share; and (iv) 344,828 shares of Common Stock. The Issuable Shares were previously approved by the NYSE American.

On August 31, 2018, the Company and the Investor further amended the May SPA pursuant to the terms and subject to the conditions set forth in an Amendment No. 5 Agreement and an Amendment No. 6 Agreement (the “Prior Amendments”), which among other things, extends the maturity date of the May Note, as amended, amends the amortization payment schedule set forth in the May SPA, and amends the conversion price of the May Note to $0.40 from $0.75. As a result of the change in the conversion price, an additional 7,000,000 shares of Common Stock became issuable under the May Note.

Why the Company Needs Stockholder Approval

Rule 713 of the NYSE American requires shareholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal shareholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. While this one transaction could not reasonably be expected to result in the issuance in the issuance of 20% of our shares, the Investor has purchased securities from us which, when aggregated with the Issuable Shares, would breach that threshold. In addition, the May Note, as amended, include a Most Favored Nation provision, which effectively means that Rule 713 applies regardless of the likelihood that the Company will issue 20% or more of its common stock. Accordingly, the Investor is prohibited from converting the May Note, as amended, and receiving shares of our Common Stock unless stockholder approval is obtained for the conversion of the May Note, as amended.

Effect of Proposal on Current Stockholders

If this Proposal No. 6 is adopted, based on the conversion of the May Note, as amended pursuant to the Prior Amendments, up to an additional 7,000,000 shares of Common Stock would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent ____% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our shareholders and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the shares of Common Stock issued upon conversion of May Note and the July Note could cause the market price of our Common Stock to decline as well as result in substantial dilution to other shareholders since the investor may ultimately convert and sell the full amount issuable on conversion and exercise. This means that our current stockholders will own a smaller interest in our company and will have less ability to influence significant corporate decisions requiring stockholder approval.

Further Information.

The terms of the Prior Amendments are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Report on Form 8-K filed with the SEC on September 4, 2018, and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Required Vote and Board Recommendation

The issuance of the additional 7,000,000 shares of Common Stock upon conversion of the May Note, as amended pursuant to the Prior Amendment, requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Meeting.

23

The Board unanimously recommends a vote “FOR” the approval of the issuance of an additional 7,000,000 shares of Common Stock pursuant to an amendment that reduced the conversion price of the Secured Convertible Promissory Note dated May 15, 2018, to $0.40 from $0.75, in order to comply with Rule 713 of the NYSE American.

24

PROPOSAL NO. 7

APPROVAL OF THE CONVERSION OF A $1,000,000 CONVERTIBLE PROMISSORY NOTE, AS AMENDED, CONVERTIBLE INTO 2,500,000 SHARES OF COMMON STOCK AND THE ISSUANCE OF 400,000 SHARES OF COMMON STOCK

Terms of the Transaction

On July 2, 2018, the Company entered into a Securities Purchase Agreement (the “July SPA”) with the Investor providing for the issuance of (i) a Senior Secured Convertible Promissory Note (the “July Note”) with a principal face amount of $1,000,000, which Convertible Note was, subject to certain conditions, originally convertible into 1,333,333 shares (the “Conversion Shares”) of Common Stock, and (ii) up to 400,000 shares of Common Stock (the “Commitment Shares” and with the Conversion Shares, the “July Shares”). As discussed in Proposal No. 6, pursuant to the Prior Amendments dated as of August 31, 2018, to the July Note issued to the Investor, the Company reduced the conversion price to $0.40 from $0.75 (resulting in the number of Conversion Shares increasing to 2,500,000). The July Shares will not be issued to the Investor until the Company shall have obtained approval of the NYSE American and the Company’s stockholders for the foregoing transactions.

Why the Company Needs Stockholder Approval

Rule 713 of the NYSE American requires shareholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal shareholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. While this one transaction could not reasonably be expected to result in the issuance in the issuance of 20% of our shares, the Investor has purchased securities from us which, when aggregated with the July Shares, would breach that threshold. In addition, the July Note, as amended, includes a Most Favored Nation provision, which effectively means that Rule 713 applies regardless of the likelihood that the Company will issue 20% or more of its common stock. Accordingly, the Investor is prohibited from converting the July Note, as amended, and receiving shares of our Common Stock unless stockholder approval is obtained for the conversion of the July Note, as amended,

Effect of Proposal on Current Stockholders

If this Proposal No. 7 is adopted, based on the conversion of the July Note, as amended, and issuance of the Commitment Shares, up to 2,900,000 shares of Common Stock would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent ____% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our shareholders and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Commitment Shares and shares of Common Stock issued upon conversion of July Note, as amended, could cause the market price of our Common Stock to decline as well as result in substantial dilution to other shareholders since the investor may ultimately convert and sell the full amount issuable on conversion and exercise. This means that our current stockholders will own a smaller interest in our company and will have less ability to influence significant corporate decisions requiring stockholder approval.

 Further Information.

The terms of the July SPA and the July Note are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Reports on Form 8-Ks filed with the SEC on July 2, 2018, and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Required Vote and Board Recommendation

The conversion of July Note, as amended, and issuance of the Commitment Shares requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of the issuance of (i) 2,500,000 shares of Common Stock pursuant to the conversion of a Senior Secured Convertible Promissory Note, as amended, at a conversion price equal to $0.40 per share, and (ii) up to 400,000 shares of Common Stock, in accordance with the Securities Purchase Agreement dated July 2, 2018, in order to comply with Rule 711 of the NYSE American.

25

PROPOSAL NO. 8

APPROVAL OF THE CONVERSION OF A $2,000,000 CONVERTIBLE PROMISSORY NOTE CONVERTIBLE INTO 5,000,000 SHARES OF COMMON STOCK

Terms of the Transaction

On August 31, 2018, the Company entered into a Securities Purchase Agreement (the “August SPA”) with the Investor providing for the issuance of a Senior Secured Convertible Promissory Note (the “August Note”) with a principal face amount of $2,000,000, which Convertible Note is convertible into 5,000,000 shares (the “August Conversion Shares”) of Common Stock of the Company at $0.40 per share (“Common Stock”). The August Conversion Shares will not be issued to the Investor until the Company shall have obtained approval of the NYSE American and the Company’s stockholders for the foregoing transactions.

Why the Company Needs Stockholder Approval

Rule 713 of the NYSE American requires shareholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal shareholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. While this one transaction could not reasonably be expected to result in the issuance in the issuance of 20% of our shares, the Investor has purchased securities from us which, when aggregated with the August Conversion Shares, would breach that threshold. In addition, the August Note includes a Most Favored Nation provision, which effectively means that Rule 713 applies regardless of the likelihood that the Company will issue 20% or more of its common stock. Accordingly, the Investor is prohibited from converting the August Note and receiving shares of our Common Stock unless stockholder approval is obtained for the conversion of the August Note.

Effect of Proposal on Current Stockholders

If this Proposal No. 8 is adopted, based on the conversion of the August Note and issuance of the August Conversion Shares, up to 5,000,000 shares of Common Stock would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent ____% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our shareholders and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the August Conversion Shares and shares of Common Stock issued upon conversion of August Note, as amended, could cause the market price of our Common Stock to decline as well as result in substantial dilution to other shareholders since the investor may ultimately convert and sell the full amount issuable on conversion and exercise. This means that our current stockholders will own a smaller interest in our company and will have less ability to influence significant corporate decisions requiring stockholder approval.

Further Information.

The terms of the August SPA and August Note are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Report on Form 8-K filed with the SEC on September 4, 2018, and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Required Vote and Board Recommendation

The conversion of August Note, as amended, and issuance of the August Conversion Shares requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of the issuance of 5,000,000 shares of Common Stock pursuant to the conversion of a Senior Secured Convertible Promissory Note at a conversion price equal to $0.40 per share, in accordance with the Securities Purchase Agreement dated August 31, 2018, in order to comply with the listing rules of the NYSE American.

26

PROPOSAL NO. 9

APPROVAL OF THE 2018 STOCK INCENTIVE PLAN

Overview

On July 12, 2018, the Board adopted, upon the recommendation of the Compensation Committee, the 2018 Stock Incentive Plan (the “2018 Plan”), subject to and effective upon stockholder approval at the Meeting. We are asking our stockholders to approve the 2018 Plan in order to permit the Company to use the 2018 Plan to achieve the Company's performance, recruiting, retention and incentive goals.

The 2018 Plan includes a variety of forms of awards, including stock options, stock appreciation rights, restricted stock, restricted stock units and dividend equivalents to allow the Company to adapt its incentive program to meet the needs of the Company in the changing business environment in which the Company operates.

We strongly believe that the approval of the 2018 Plan is essential to our continued success. We believe that equity is an important and significant component of our employees’ compensation. The Board further believes that equity incentives motivate high levels of performance, align the interests of our employees and stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing their contributions to the success of the Company. The Board and management believe that the ability to grant equity incentives will be important to the future success of the Company and is in the best interests of the Company's stockholders.

The potential dilution resulting from issuing all of the proposed 10,000,000 shares under the 2018 Plan would be ___% on a fully-diluted basis.

Assuming stockholders approve the 2018 Plan, the 2018 Plan will be effective as the date of the Meeting.

We are seeking stockholder approval of the 2018 Plan in order to satisfy certain legal requirements, including making awards under it eligible for beneficial tax treatment. In addition, the Board regards stockholder approval of the 2018 Plan as desirable and consistent with good corporate governance practices.

Summary of the 2018 Plan

The following is a description of the principal terms of the 2018 Plan. The summary is qualified in its entirety by the full text of the 2018 Plan, which is attached as Appendix B to this Proxy Statement.

General. The 2018 Plan would authorize the grant to eligible individuals of (1) stock options (incentive and nonstatutory), (2) restricted stock, (3) stock appreciation rights, or SARs, (4) restricted stock units, and (5) other stock-based compensation.

Stock Subject to the 2018 Plan. The maximum number of shares of our Common Stock that may be issued under the 2018 Plan is 10,000,000 shares, which amount will be increased to the extent that compensated granted under the 2018 Plan are forfeited, expire or are settled for cash (except as otherwise provided in the 2018 Plan).

Substitute awards (awards made or shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Company subsidiary or with which the Company or any subsidiary combines) will not reduce the shares authorized for grant under the 2018 Plan, nor will shares subject to a substitute award be added to the shares available for issuance or transfer under the 2018 Plan.

No Liberal Share Recycling. Notwithstanding anything to the contrary, any and all stock that is (i) withheld or tendered in payment of an option exercise price; (ii) withheld by the Company or tendered by the grantee to satisfy any tax withholding obligation with respect to any award; (iii) covered by a SAR that it is settled in stock, without regard to the number of shares of stock that are actually issued to the grantee upon exercise; or (vi) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options, shall not be added to the maximum number of shares of stock that may be issued under the 2018 Plan.

Eligibility. Employees of, and consultants to, our Company or its affiliates and members of our Board are eligible to receive equity awards under the 2018 Plan. Only our employees, and employees of our parent and subsidiary corporations, if any, are eligible to receive Incentive Stock Options. Employees, directors (including non-employee directors) and consultants of or for our Company and its affiliates are eligible to receive Nonstatutory Stock Options, Restricted Stock, Purchase Rights and any other form of award the 2018 Plan authorizes.

27

Purpose. The purpose of the 2018 Plan is to promote the interests of the Company and its stockholders by providing executive officers, employees, non-employee directors, and key advisors of the Company and its defined subsidiaries with appropriate incentives and rewards to encourage them to enter into and remain in their positions with the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements.

Administration. Unless otherwise determined by the Board, the Compensation Committee administers the 2018 Plan. The Compensation Committee is composed solely of “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code, and “independent directors” within the meaning of NYSE American listing standards. The Compensation Committee has the power, in its discretion, to grant awards under the 2018 Plan, to select the individuals to whom awards are granted, to determine the terms of the grants, to interpret the provisions of the 2018 Plan and to otherwise administer the 2018 Plan. Except as prohibited by applicable law or any rule promulgated by a national securities exchange to which the Company may in the future be subject, the Compensation Committee may delegate all or any of its responsibilities and powers under the 2018 Plan to one or more of its members, including, without limitation, the power to designate participants and determine the amount, timing and term of awards under the 2018 Plan. In no event, however, shall the Compensation Committee have the power to accelerate the payment or vesting of any award, other than in the event of death, disability, retirement or a change of control of the Company.

The 2018 Plan provides that members of the Compensation Committee shall be indemnified and held harmless by the Company from any loss or expense resulting from claims and litigation arising from actions related to the 2018 Plan.

Term. If approved, the 2018 Plan is effective September 7, 2018 and awards may be granted through September 6, 2028. No awards may be granted under the 2018 Plan subsequent to that date. The Board may suspend or terminate the 2018 Plan without stockholder approval or ratification at any time or from time to time.

Amendments. Subject to the terms of the 2018 Plan, the Compensation Committee as administrator has the sole discretion to interpret the provisions of the 2018 Plan and outstanding awards. Our Board generally may amend or terminate the 2018 Plan at any time and for any reason, except that no amendment, suspension, or termination may impair the rights of any participant without his or her consent, and except that approval of our stockholders is required for any amendment which:

•	Increases the number of shares of Common Stock subject to the 2018 Plan;
•	Decreases the price at which grants may be granted;
•	Reprices existing options;
•	Materially increases the benefits to participants; or
•	Changes the class of persons eligible to receive grants under the 2018 Plan.

Repricing Prohibition. Other than in connection with certain corporate events, the Compensation Committee shall not, without the approval of the Company’s stockholders, (a) lower the option price per share of an option or SAR after it is granted, (b) cancel an Option or SAR when the exercise price per share exceeds the fair market value of one share in exchange for cash or another award (other than in connection with a change of control), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Company’s shares are then listed.

Minimum Vesting Requirement. Grantees of full-value awards (i.e., awards other than options and SARs), will be required to continue to provide services to the Company or an affiliated company) for not less than one-year following the date of grant in order for any such full-value Awards to fully or partially vest (other than in case of death, disability or a Change of Control). Notwithstanding the foregoing, up to five percent (5%) of the available shares of stock authorized for issuance under the 2018 Plan may provide for vesting of full-value awards, partially or in full, in less than one-year.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our Common Stock or the value thereof, appropriate adjustments to the 2018 Plan and awards will be made as the Board determines to be equitable or appropriate, including adjustments in the number and class of shares of stock available for issuance under the 2018 Plan, the number, class and exercise or grant price of shares subject to awards outstanding under the 2018 Plan, and the limits on the number of awards that any person may receive.

28

Change of Control. Agreements evidencing awards under the 2018 Plan may provide that upon a Change of Control (as defined in the 2018 Plan), unless otherwise provided in the agreement evidencing an award), outstanding Awards may be cancelled and terminated without payment if the consideration payable with respect to one share of Stock in connection with the Change of Control is less than the exercise price or grant price applicable to such Award, as applicable.

Notwithstanding any other provisions of the 2018 Plan to the contrary, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control for any participant unless the Grantee’s employment is involuntarily terminated as a result of the Change of Control as provided in the Award agreement or in any other written agreement, including an employment agreement, between us and the participant. If the Change of Control results in the involuntary termination of participant’s employment, outstanding awards will immediately vest, become fully exercisable and may thereafter be exercised.

Generally, under the 2018 Plan, a Change of Control occurs upon (i) the consummation of a reorganization, merger or consolidation of our Company with or into another entity, pursuant to which our stockholders immediately prior to the transaction do not own more than 50% of the total combined voting power after the transaction, (ii) the consummation of the sale, transfer or other disposition of all or substantially all of our assets, (iii) certain changes in the majority of our Board from those in office on the effective date of the 2018 Plan, (iv) the acquisition of more than 50% of the total combined voting power in our outstanding securities by any person, or (v) the Company is dissolved or liquidated.

Types of Awards

Stock Options. Incentive Stock Options and Nonstatutory Stock Options are granted pursuant to award agreements adopted by our Compensation Committee. Our Compensation Committee determines the exercise price for a stock option, within the terms and conditions of the 2018 Plan; provided, that the exercise price of an Incentive Stock Option cannot be less than 100% of the fair market value of our Common Stock on the date of grant. Options granted under the 2018 Plan vest at the rate specified by our Compensation Committee.

The Compensation Committee determines the term of stock options granted under the 2018 Plan, up to a maximum of 10 years, except in the case of certain Incentive Stock Options, as described below. The Compensation Committee will also determine the length of period during which an optionee may exercise their options if an optionee’s relationship with us, or any of our affiliates, ceases for any reason; for Incentive Stock Options, this period is limited by applicable law. The Compensation Committee may extend the exercise period in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term unless the term is extended in accordance with applicable law.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the Compensation Committee and may include (a) cash or its equivalent, (b) delivering a properly executed notice of exercise of the option to us and a broker, with irrevocable instructions to the broker promptly to deliver to us the amount necessary to pay the exercise price of the option, (c) any other form of legal consideration that may be acceptable to the Compensation Committee or (d) any combination of (a), (b) or (c).

Unless the Compensation Committee provides otherwise, options are generally transferable in accordance with applicable law, provided that any transferee of such options agrees to become bound by the terms of the 2018 Plan. An optionee may also designate a beneficiary who may exercise the option following the optionee’s death.

Incentive or Nonstatutory Stock Options. Incentive Stock Options may be granted only to our employees, and the employees of our parent or subsidiary corporations, if any. The Compensation Committee may grant awards of Incentive or Nonstatutory Stock Options that are fully vested on the date made, to any of our employees, directors or consultants. Option Awards are granted pursuant to award agreements adopted by our Compensation Committee. To the extent required by applicable law, the aggregate fair market value, determined at the time of grant, of shares of our Common Stock with respect to Incentive Stock Options that are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. To the extent required by applicable law, no Incentive Stock Option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the incentive stock option does not exceed five years from the date of grant.

29

Stock Appreciation Rights. An SAR is the right to receive stock, cash, or other property equal in value to the difference between the grant price of the SAR and the market price of the Company’s Common Stock on the exercise date. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. An SAR confers on the grantee a right to receive an amount with respect to each share of Common Stock subject thereto, upon exercise thereof, equal to the excess of (A) the fair market value of one share of Common Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Compensation Committee may determine but in no event shall be less than the fair market value of a share of Common Stock on the date of grant of such SAR).

Restricted Stock and Restricted Stock Units. Restricted Stock is Common Stock that the Company grants subject to transfer restrictions and vesting criteria. A Restricted Stock Unit is a right to receive stock or cash equal to the value of a share of stock at the end of a specified period that the Company grants subject to transfer restrictions and vesting criteria. The grant of these awards under the 2018 Plan are subject to such terms, conditions and restrictions as the Compensation Committee determines consistent with the terms of the 2018 Plan.

At the time of grant, the Compensation Committee may place restrictions on Restricted Stock and restricted stock units that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year, and if the award is granted to a 162(m) Officer, the grant of the award and the establishment of the Performance Goals shall be made during the period required under Internal Revenue Code Section 162(m). Except to the extent restricted under the award agreement relating to the Restricted Stock, a grantee granted Restricted Stock shall have all of the rights of a stockholder including the right to vote Restricted Stock and the right to receive dividends.

Unless otherwise provided in an award agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the grantee, within 30 days of the date on which such award (or any portion thereof) vests, the number of shares of Common Stock equal to the number of restricted stock units becoming so vested.

Other Stock-Based Awards. The 2018 Plan also allows the Compensation Committee to grant “Other Stock-Based Awards,” which means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock. Subject to the limitations contained in the 2018 Plan, this includes, without limitation, (i) unrestricted stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the 2018 Plan and (ii) a right to acquire stock from the Company containing terms and conditions prescribed by the Compensation Committee. At the time of the grant of Other Stock-Based Awards, the Compensation Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year, and if the award is granted to a 162(m) Officer, the grant of the Award and the establishment of the Performance Goals shall be made during the period required under Internal Revenue Code Section 162(m). Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

Performance Awards. Performance awards provide participants with the opportunity to receive shares of our Common Stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Board, or the Compensation Committee (as applicable). Subject to the share limit and maximum dollar value set forth above under “Limits per Participant,” the Board, or the Compensation Committee (as applicable), has the discretion to determine (i) the number of shares of Common Stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals.

Performance Criteria. With respect to awards intended to qualify as performance-based compensation under Code Section 162(m), a committee of “outside directors” (as defined in Code Section 162(m)) with authority delegated by our Board will determine the terms and conditions of such awards, including the performance criteria. The performance goals for restricted stock awards, restricted stock units, performance awards or other share-based awards shall be based on the attainment of specified levels of one or any combination of the following:

•	the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and extraordinary items, net income, operating income, earnings before or after deduction for all or any portion of income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing;
•	the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations;
•	the attainment of certain target levels of, or a specified increase in, operational cash flow;

30

•	the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Compensation Committee;
•	earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations;
•	the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital;

•	the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity;
•	the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula;
•	the attainment of certain target levels in, or specified increases in, the fair market value of the shares of the Company’s Common Stock;
•	the growth in the value of an investment in the Company’s Common Stock;
•	the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs;
•	gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest);
•	total stockholder return;
•	return on assets or net assets;
•	return on sales;
•	operating profit or net operating profit;
•	operating margin;
•	gross or net profit margin;
•	cost reductions or savings;
•	productivity;
•	operating efficiency;
•	working capital;
•	market share;
•	customer satisfaction; and
•	to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

The performance goals may be based solely by reference to our performance or the performance of one or more of our subsidiaries, parents, divisions, business segments or business units, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The authorized committee of outside directors may also exclude under the terms of the performance awards, the impact of an event or occurrence that the committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, or (ii) changes in generally accepted accounting principles or practices.

In connection with the approval of the 2018 Plan, the stockholders also are being asked to approve the above criteria for purposes of Section 162(m) of the Code.

New Plan Benefits under the 2018 Plan

Because future awards under the 2018 Plan will be granted in the discretion of the Compensation Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time.

U.S. Federal Income Tax Considerations

The following is a brief description of the material United States federal income tax consequences associated with awards under the 2018 Plan. It is based on existing United States laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary. This information is not intended as tax advice to anyone, including participants in the 2018 Plan.

Stock Options. Neither incentive stock option grants nor non-qualified stock option grants cause any tax consequences to the participant or the Company at the time of grant. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is ordinary income to the participant and is deductible by the Company. The participant’s tax basis for the shares is the market value thereof at the time of exercise. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain, in connection with which the Company will not be entitled to a tax deduction.

31

Upon the exercise of an incentive stock option, the participant will not realize taxable income, but the excess of the fair market value of the stock over the exercise price may give rise to alternative minimum tax. When the stock acquired upon exercise of an incentive stock option is subsequently sold, the participant will recognize income equal to the difference between the sales price and the exercise price of the option. If the sale occurs after the expiration of two years from the grant date and one year from the exercise date, the income will constitute long-term capital gain. If the sale occurs prior to that time, the participant will recognize ordinary income to the extent of the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, but no deduction in connection with any capital gain recognized by the participant. If the participant exercises an incentive stock option more than three months after his or her termination of employment due to retirement or other separation other than death or disability, or more than twelve months after his or her termination of employment due to death or permanent disability, he or she is deemed to have exercised a non-qualified stock option.

Stock Appreciation Rights. A participant granted a stock appreciation right under the 2018 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock or other consideration received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time. Compensation realized by the participant on the exercise of the stock appreciation right should qualify as performance-based compensation under the Code and thus not be subject to the $1,000,000 deductibility limit of Code Section 162(m).

Restricted Stock. Restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect, however, to recognize income at the time of grant, in which case the fair market value of the restricted shares at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. If a participant makes such an election and thereafter forfeits the restricted shares, he or she will be entitled to no tax deduction, capital loss or other tax benefit. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to any applicable limitations under Code Section 162(m).

A participant’s tax basis for restricted shares will be equal to the amount of ordinary income recognized by the participant. The participant will recognize capital gain (or loss) on a sale of the restricted stock if the sale price exceeds (or is lower than) such basis. The holding period for restricted shares for purposes of characterizing gain or loss on the sale of any shares as long- or short-term commences at the time the participant recognizes ordinary income pursuant to an award. The Company is not entitled to a tax deduction corresponding to any capital gain or loss of the participant.

Restricted Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or any combination of cash and the Company Common Stock) in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock and cash received as of that date (less any amount he or she paid for the stock and cash), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of stock or cash (or a combination thereof) in settlement of a performance award, the participant will recognize ordinary income equal to the fair market value of the stock and cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Code Section 409A. If an award is subject to Code Section 409A (which relates to nonqualified deferred compensation plans), and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. All awards that comply with the terms of the 2018 Plan, however, are intended to be exempt from the application of Code Section 409A or meet the requirements of Section 409A in order to avoid such early taxation and penalties.

Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2018 Plan. The Compensation Committee may, at the time the award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by delivery of, or withholding from the award, shares having a fair market value on the date of withholding equal to the amount required to be withheld for tax purposes.

32

Required Vote and Board Recommendation

Approval of the 2018 Plan requires the receipt of the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2018 STOCK INCENTIVE PLAN.

33

PROPOSAL NO. 10

APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 500,000,000

Overview

The Board has approved an amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) to increase its authorized shares of Common Stock from 200,000,000 to 500,000,000. The increase in the authorized shares of Common Stock will become effective upon the filing of the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. We will file the amendment to the Certificate of Incorporation to effectuate the increase in our authorized shares of Common Stock (the “Amendment”) as soon as practicable after having received approval from our stockholders for this proposal, if received.

Outstanding Shares and Purpose of the Amendment

The Certificate of Incorporation currently authorizes us to issue a maximum of 200,000,000 shares of Common Stock, par value $0.001 per share. As of the Record Date, we had __________________ shares of Common Stock issued and outstanding and 125,000 shares of Series B Convertible Preferred Stock issued and outstanding, which constitute all of the outstanding capital stock of the Company.

The Board believes that the increase in our authorized Common Stock will provide us with greater flexibility with respect to our capital structure for purposes including stock based acquisitions.

Effect of Proposal on Current Stockholders

The additional shares of Common Stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.

The Board is required to ensure that a sufficient number of authorized shares is available to satisfy the Company’s obligations to issue such shares upon conversion or exercise of outstanding convertible or exercisable instruments. As of this date, several entities have the right to be issued shares of Common Stock. The Board does not anticipate additional shares of Common Stock, options and/or warrants to be issued in the future, other than issuances of equity awards to its employees, officers and directors.

At present, the Board has no plans to issue the additional shares of Common Stock authorized by the Amendment beyond the shares underlying the instruments, such as convertible notes, warrants and stock options, that are presently outstanding. However, it is possible that some of these additional shares could be used in the future for various other purposes without further stockholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other quotation system on which our securities may then be listed. These purposes may include: raising additional financing, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and/or expanding our business or product lines through the acquisition of other businesses or products.

We could also use the additional shares of Common Stock that will become available pursuant to the Amendment to oppose a hostile takeover attempt or to delay or prevent changes in control or management of our Company. Although the Board’s approval of the Amendment was not prompted by the threat of any hostile takeover attempt (nor is the board currently aware of any such attempts directed at us), nevertheless, stockholders should be aware that the Amendment could facilitate future efforts by us to deter or prevent changes in control of our Company, including transactions in which our stockholders might otherwise receive a premium for their shares over then current market prices.

The Board has approved an amendment to the Certificate of Incorporation to increase the Company’s authorized shares of Common Stock to 500,000,000 because it has determined that this number provides more than adequate flexibility for the Company over the foreseeable future.

34

Required Vote and Board Recommendation

The Amendment to the Certificate of Incorporation requires the receipt of the affirmative vote of a majority of the shares of the Company’s capital stock issued and outstanding on the Record Date.

The Board unanimously recommends a vote “FOR” the approval of the amendment to the Certificate of Incorporation to increase authorized shares of Common Stock from 200,000,000 to 500,000,000.

35

INFORMATION ABOUT THE EXECUTIVE OFFICERS

Executive Officers

The executive officers are elected by our Board and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers other than that Mr. and Mrs. Ault are married. The current executive officers of the Company are as follows:

Name	Age	Offices Held
Milton C. Ault, III	48	Chief Executive Officer and Chairman of the Board
William B. Horne	50	Chief Financial Officer and Director
Amos Kohn	58	President and Director

Biographical information about Mr. Ault is provided in “Proposal No. 1 – Election of Directors.”

Biographical information about Mr. Horne is provided in “Proposal No. 1 – Election of Directors.”

Biographical information about Mr. Kohn is provided in “Proposal No. 1 – Election of Directors.”

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the years ended December 31, 2017 and 2016, by our Chief Executive Officer (the “Named Executive Officer”). Because we are a Smaller Reporting Company, we only have to report information of our Chief Executive Officer as no other officer met the definition of Named Executive Officer within the meaning of the SEC rules.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Amos Kohn	2017	300,000	0	0	92,250	33,000 (2)	425,250
President (3)	2016	234,866	0	0	366,409	36,269 (2)	637,544
Milton C. Ault, III	2017	0	0	0	461,250	207,500	668,750
Chief Executive Officer (4)	2016	0	0	0	0	30,000	30,000

(1)       The values reported in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value, computed in accordance with Accounting Standards Codification (“ASC”) 718 Share Based Payments, of grants of stock options and stock awards to our named executive officer in the years shown.

(2)       The amounts in “All Other Compensation” consist of health insurance benefits, long-term and short-term disability insurance benefits, and 401(k) matching amounts.

(3)       Mr. Kohn also served as our Chief Executive Officer until December 28, 2017.

(4)       Mr. Ault was appointed as our Chief Executive Officer on December 28, 2017. Amounts included in “All Other Compensation” consist of cash fees earned as an independent contractor.

Employment agreement with Milton C. Ault, III

On June 17, 2018, the Company entered into a ten year executive employment agreement with Milton C. Ault, III, to serve as Chief Executive Officer (the “Ault Employment Agreement”). For his services, Mr. Ault will be paid a salary of $400,000 per annum subject to such further upward adjustments as shall be determined annually by the Compensation Committee of the Board of Directors (the “Compensation Committee”).

Pursuant to the terms and subject to the conditions set forth in the Ault Employment Agreement, if the Company meets or exceeds criteria adopted by the Compensation Committee for earning bonuses which shall be adopted by the Compensation Committee annually, Mr. Ault shall be eligible to receive an annual bonus, which percentage shall be based on achievement of applicable performance goals determined by the Compensation Committee.

36

Further, Mr. Ault is entitled to receive equity participation as follows: (A) a grant of restricted stock in the aggregate amount of 1,000,000 shares of common stock, which shares shall vest ratably over 48 months beginning on January 1, 2020, provided, however, that such shares may, in whole or in part, in the discretion of the Compensation Committee, vest immediately upon the filing of an Annual Report on Form 10-K with the SEC that shows that the Company’s revenues for the applicable fiscal year reached or exceeded $100,000,000; notwithstanding the foregoing, before the Company accelerates any such vesting, the Company’s Compensation Committee must prior thereto have obtained the consent of Mr. Ault, which consent may be withheld in his discretion, and (B) an option to purchase 500,000 shares of common stock of the Company at a per share price equal to $0.80, which option will vest over 60 months.

In addition the foregoing, Mr. Ault shall be eligible to receive a performance-based award (the “CEO Performance Award”), provided that the Company, for any given fiscal year during the term of this Agreement, meets the following criteria: (A) an increase in revenue, as calculated under GAAP over the previous fiscal year as reported in the Annual Report on Form 10-K or successor form for such fiscal year; provided that any increase less than thirty-five percent (35%) (the “Revenue Percentage”) shall reduce the CEO Performance Award correspondingly; (B) positive net income, as calculated under GAAP, as reported in the Annual Report on Form 10-K or successor form for such fiscal year, provided that any increase less than five percent (5%) (the “Net Income Percentage”) shall reduce the CEO Performance Award correspondingly; and (C) positive net cash flow from operations on a year-to-year basis, where cash flow is defined as the net amount of cash and cash-equivalents being transferred into and out of the Company. The CEO Performance Award shall consist of a number of shares of the Company’s common stock having a maximum value equal to ten percent (10%) of any appreciation in the Company’s Market Capitalization (as defined in the Ault Employment Agreement) above the High Water Mark (as defined in the Ault Employment Agreement) as measured by the daily average closing bid price of the Company’s common stock for the applicable fiscal year subject to proration obtained by the product of Revenue Percentage and the Net Income Percentage. If the CEO Performance Award in a fiscal year is less than ten percent (10%) due to a reduction caused by an annual shortfall in either the Revenue Percentage or the Net Income Percentage, the prior year’s targets would be deemed to have been achieved if a corresponding overage in a subsequent fiscal year results in the achievement of the cumulative targets. The annual and cumulative targets for revenue and net income, which are provided solely for the purpose of establishing cumulative totals, are set forth in the Ault Employment Agreement.

Upon termination of Mr. Ault’s employment (other than upon the expiration of the employment), Mr. Ault shall be entitled to receive: (A) any earned but unpaid base salary through the termination date; (B) all reasonable expenses paid or incurred; and (C) any accrued but unused vacation time.

Further, unless Mr. Ault’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Ault’s employment, the Company shall pay to Mr. Ault a “Separation Payment” as follows: (A) an amount equal to four (4) weeks of base salary for each full year of service and credit for his service commencing from September 22, 2016, (B) should Mr. Ault provide the Company with a separation, waiver and release agreement within 60 days of termination, then the Company shall: (i) pay his base salary until the last to occur (the “Separation Period”) of (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, but in no event an amount greater than the Base Salary payable should either such period expire within two years, or (2) the 12-month period commencing on the date Mr. Ault is terminated, payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Ault would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months. Finally, upon the occurrence of a change in control, Mr. Ault will be paid an amount equal to the greater of: (i) five times his then current Base Salary or (ii) the Separation Payment amount set forth above, without regard to whether Mr. Ault continues in the employ of the Company or its successor.

Employment agreement with William B. Horne

On January 25, 2018, we entered into a five-year employment agreement with William Horne to serve as Chief Financial Officer and Executive Vice President of the Company and its subsidiaries.  For his services, Mr. Horne will be paid a base salary of $250,000 per annum. Upon signing of the employment agreement, Mr. Horne is entitled to a signing bonus in the amount of $25,000.  In addition, Mr. Horne shall be eligible to receive an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Company’s compensation committee.

37

Further, Mr. Horne is entitled to receive equity participation as follows: (i) a grant of restricted stock in the aggregate amount of 1,000,000 shares of common stock, which shares shall vest in installments of two hundred thousand (200,000) shares annually over five (5) years beginning on January 1, 2019, provided, however, that such shares may, in whole or in part, in the discretion of the Compensation Committee, vest immediately upon the filing of an Annual Report on Form 10-K with the SEC  that shows that the Company’s revenues for the applicable fiscal year reached or exceeded $100,000,000; notwithstanding the foregoing, before the Company accelerates any such vesting, the Company’s Compensation Committee must prior thereto have obtained the consent of Mr. Horne, which consent may be withheld in his discretion, and (ii) an option to purchase 500,000 shares of common stock of the Company at a per share price equal to $2.32, the closing market price of the shares of common stock on January 24, 2018, which option will vest over 60 months.

Mr. Horne’s bonuses, if any, and all stock based compensation shall be subject to “Company Clawback Rights” if during the period that Mr. Horne is employed by the Company and upon the termination of Mr. Horne’s employment and for a period of two years thereafter, if there is a restatement of any of the Company’s financial results from which any bonuses and stock based compensation to Mr. Horne shall have been determined.

Upon termination of Mr. Horne’s employment (other than upon the expiration of the employment), Mr. Horne shall be entitled to receive: (i) any earned but unpaid base salary through the termination date; (ii) all reasonable expenses paid or incurred; and (iii) any accrued but unused vacation time.

Further, unless Mr. Horne’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Horne’s employment, the Company shall pay to Mr. Horne a “Separation Payment” as follows:  (A)  an amount equal to four weeks of base salary for each full year of service, (B) should Mr. Horne provide the Company with a separation, waiver and release agreement  within 60 days of termination, then the Company shall: (i) pay his base salary until the last to occur (the “Separation Period”) of (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, or (2) the 12-month period commencing on the date Mr. Horne is terminated, payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Horne would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months.  Finally, upon the occurrence of a change in control, Mr. Horne will be paid an amount equal to four times his Separation Payment.

Employment Agreement with Amos Kohn

On November 30, 2016, as amended on February 22, 2017, the Company entered into an employment agreement with Amos Kohn to serve as President and Chief Executive Officer with an effective date of September 22, 2016.

For his services, Mr. Kohn will be paid a salary of $300,000 per annum increasing to $350,000 per annum provided that the Company achieves revenues in the aggregate amount of at least $10,000,000 as determined in accordance with U.S. GAAP for the trailing four calendar quarters.

In addition, Mr. Kohn shall be eligible for an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Company’s compensation committee after conferring with Mr. Kohn. The target amount of Mr. Kohn’s annual performance bonus shall be 25% to 50% of his then annual base salary but may be greater upon mutual agreement between Mr. Kohn and the compensation committee.

Further, Mr. Kohn is entitled to receive equity participation as follows: (i) ten-year warrants to purchase 317,460 shares of the Company's Common Stock (the "Warrant Grant") at an exercise price of $0.01 per share subject to vesting quarterly over two years effective January 1, 2017; and (ii) ten-year options to purchase 1,000,000 shares of the Company’s Common Stock at an exercise price of $0.65 per share. The option to purchase 1,000,000 shares of Common Stock is subject to the following vesting schedule: (1) options to purchase 500,000 shares of Common Stock shall vest upon the effective date; (2) options to purchase 250,000 shares of Common Stock shall vest ratably over six months beginning with the first month after the effective date; and (3) options to purchase 250,000 shares of Common Stock shall vest ratably over twelve months beginning with the first month after the effective date. As part of the grant of the options to purchase 1,000,000 shares, Mr. Kohn forfeited options to purchase 535,000 shares of Common Stock previously granted to him under the Company’s Incentive Share Option Plans.

38

In the event that Mr. Kohn is terminated by the Company without cause, or if Mr. Kohn resigns for good reason, Mr. Kohn shall be entitled to (i) all annual salary earned prior to the termination date, any earned but unpaid portion of Mr. Kohn’s annual performance bonus for the year preceding in which such termination occurred and any earned but unpaid paid time off; (ii) an amount equal to 100% of Mr. Kohn’s then in effect annual base salary plus an additional 1/12th of Mr. Kohn’s annual base salary for each year of employment with the Company prior to such termination; (iii) an amount equal to the average of Mr. Kohn’s two prior years’ annual bonuses (with such average not to exceed 50% of the Mr. Kohn’s annual base salary in effect at the time of termination) prorated for the portion of the year that executive was employed; (iv) accelerated vesting of all outstanding unvested stock options and other equity arrangements subject to vesting and held by Mr. Kohn through the termination date and the Company’s right to repurchase Mr. Kohn’s restricted stock shall cease; and (v) to the extent required by COBRA, continuation of group health benefits pursuant to the Company's standard programs or in effect at the termination date at Company expense for a period of not less than 18 months.

If Mr. Kohn is terminated without cause, or resigns for good reason within 12 months of a change of control, Mr. Kohn shall be entitled to receive: (i) payment in a lump sum of Mr. Kohn annual base salary for 24 months and any accrued, unused paid time-off; (ii) accelerated vesting of all outstanding unvested stock options and other equity arrangements subject to vesting and the Company’s right to repurchase Mr. Kohn restricted stock shall cease; and (iii) to the extent required by COBRA, continuation of group health benefits pursuant to the Company's standard programs or in effect at the termination date at the Company’s expense for a period of not less than 18 months.

Advisory Vote on Executive Compensation

At the annual meeting of stockholders on December 28, 2016, the stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. At the annual meeting on August 12, 2013, the stockholders voted, on an advisory basis, that an advisory vote on executive compensation should be held every three years.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding equity awards as of December 31, 2017 to the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2017
OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Amos Kohn	1,000,000 (1)	—	—	$0.65	11/3/2026
	238,092 (2)	79,368	—	$0.01	11/3/2026
	12,500 (3)	87,500	—	$1.38	11/28/2027
Milton C. Ault III	62,500 (4)	437,500	—	$1.38	11/28/2027

(1)	On November 3, 2016, Mr. Kohn was granted options to 1,000,000 shares of Common Stock at $0.65 per share. The options to purchase 1,000,000 shares of Common Stock are subject to the following vesting schedule: (1) options to purchase 500,000 shares of Common Stock shall vest upon the effective date; (2) options to purchase 250,000 shares of Common Stock shall vest ratably over six months beginning with the first month after the effective date; and (3) options to purchase 250,000 shares of common stock shall vest ratably over twelve months beginning with the first month after the effective date. In connection with the grant of options to purchase 1,000,000 shares of Common Stock, Mr. Kohn forfeited options to purchase 535,000 shares of common stock previously granted to him under the Company’s 2012 Plan.
(2)	Represents warrants to purchase 317,460 shares of the Company's Common Stock at an exercise price of $0.01 per share subject to vesting quarterly over two years beginning January 1, 2017 granted to Mr. Kohn in connection with his employment agreement.
(3)	Represents options to purchase 100,000 shares of the Company's Common Stock at an exercise price of $1.38 per share subject to vesting monthly over four years beginning November 28, 2017 granted to Mr. Kohn.
(4)	Represents options to purchase 500,000 shares of the Company's Common Stock at an exercise price of $1.38 per share subject to vesting monthly over four years beginning November 28, 2017 granted to Mr. Ault.

39

Stock Option Plans

On December 28, 2017, the stockholder approved the 2017 Stock Incentive Plan (the “2017 Plan”), under which options to acquire up to 2,000,000 shares of Common Stock may be granted to the Company's directors, officers, employees and consultants. On December 28, 2016, the shareholders approved the 2016 Stock Incentive Plan (the “2016 Plan”), under which options to acquire up to 4,000,000 shares of Common Stock may be granted to the Company’s directors, officers, employees and consultants. The 2017 Plan and the 2016 Plan are in addition to the Company’s 2012 Stock Option Plan, as amended (the “2012 Plan” and with the2017 Plan and the 2016 Plan, the “Prior Plans”), which provided for the issuance of a maximum of 1,372,630 shares of the Company’s Common Stock to be offered to the Company’s directors, officers, employees, and consultants.

The purpose of each of the 2018 Stock Incentive Plan, the 2017 Plan, the 2016 Plan and the 2012 Plan is to advance the interests of the Company by providing to key employees of the Company and its affiliates, who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company.

As of December 31, 2017, options to purchase 2,742,500 shares of Common Stock were issued and outstanding, and as of the Record Date, 55,773 shares are available for future issuance under the Prior Plans.

401(k) Plan

We have adopted a tax-qualified employee savings and retirement plan, or 401(k) plan, which generally covers all of our full-time employees. Pursuant to the 401(k) plan, eligible employees may make voluntary contributions to the plan up to a maximum of 5% of eligible compensation. The 401(k) plan permits, but does not require, matching contributions by DPW on behalf of plan participants. We match contributions at the rate of (1) $1.00 for each $1.00 contributed, up to 3% of the base salary and (2) $0.50 for each $1.00 contributed thereafter, up to 5% of the base salary. We are also permitted under the plan to make discretionary contributions. The 401(k) plan is intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible by the Company when made, and neither the contributions nor the income earned on those contributions is taxable to plan participants until withdrawn. All 401(k) plan contributions are credited to separate accounts maintained in trust.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our Common Stock owned beneficially based on _____________ issued and outstanding shares of Common Stock as of the Record Date by: (i) each of our directors; (ii) each of our named executive officers; and (iii) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock based upon Schedules 13G or 13D filed with the SEC.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Other than as described in the notes to the table, we believe that all persons named in the table have sole voting and investment power with respect to shares beneficially owned by them. All share ownership figures include shares issuable upon exercise of options or warrants exercisable within 60 days of the Record Date, which are deemed outstanding and beneficially owned by such person for purposes of computing his or her percentage ownership, but not for purposes of computing the percentage ownership of any other person.

Name and address of beneficial owner	Number of shares beneficially owned		Approximate Percent of class
Greater than 5% Beneficial Owners:
Philou Ventures, LLC	6,297,289	(2)%
P.O. Box 3587 Tustin, CA 92705
Ault & Company, Inc.	6,447,289	(3)%
Directors and executive officers: (1)
Milton Ault, III	6,609,456	(4)%
Amos Kohn	1,413,489	(5)%
Robert Smith	276,195	(6)	*
William Horne	220,833	(7)	*
Moti Rosenberg	172,291	(7)	*
Jeffrey A. Bentz	67,361	(7)	*
All directors and executive officers as a group (six persons)	8,759,625%

*           Less than one percent.

40

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, CA 92663.
(2)	Includes 125,000 shares of Series B Preferred Stock that are convertible in 1,785,714 shares of common stock and warrants to purchase 1,785,715 shares of common stock that are exercisable within 60 days of July 30, 2018.
(3)	Includes shares owned by Philou Ventures of which Ms. Ault is the Manager. Also includes options to purchase 75,000 shares of common stock that are exercisable within 60 days of May 1, 2018.
(4)

Includes 6,297,289 shares owned by Philou Ventures and 150,000 shares owned by Ault & Company, Inc. (“Ault & Company”), which may be deemed beneficially owned by Mr. Ault. Also includes options to purchase 129,167 shares of common stock that are exercisable within 60 days of July 30, 2018. Mr. Ault is the Chief Executive Officer of Ault & Company.

(5)	Includes options to purchase 1,020,833 shares and warrants to purchase 238,092 exercisable within 60 days of July 30, 2018.
(6)	Includes options to purchase 189,531 shares of common stock that are exercisable within 60 days of July 30, 2018.
(7)	Represents options to purchase shares of common stock that are exercisable within 60 days of July 30, 2018.

Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2017, with respect to compensation plans under which the Company’s equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted-average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A)) (C)
Equity compensation plans approved by security holders(1)	3,059,960	$0.69	2,538,832
Equity compensation plans not approved by security holders	1,100,000	$1.38
Total	4,159,960	2,538,832

(1)	Includes warrants to purchase 317,460 of common stock at an exercise price of $0.01 per share of common stock that were issued to Mr. Kohn and approved the Company’s stockholders in December 2017.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following information sets forth certain related transactions between us and certain of our stockholder and directors during the fiscal year ended December 31, 2017. Philou Ventures is our largest stockholder. Philou Ventures’ Manager is Ault & Company, the Chief Executive Officer of which is Milton C. Ault, III, who is our Chief Executive Officer and Chairman of the Board.

Avalanche International, Corp.

On October 5, 2016, November 30, 2016, and February 22, 2017, the Company entered into three 12% Convertible Promissory Notes with Avalanche International Corp., a Nevada company (“Avalanche”), in the principal amount of $525,000 each (the “AVLP Notes”). The AVLP Notes included a 5% original issue discount, resulting in net loans to Avalanche of $1,500,000 and an original issue discount of $75,000. The AVLP Notes accrued interest at 12% per annum and were due on or before two years from the origination dates of each AVLP Note. The Company had the right, at its option, to convert all or any portion of the principal and accrued interest into shares of common stock of Avalanche (“AVLP Common Stock”) at approximately $0.74536 per share. Subject to adjustment, the AVLP Notes, inclusive of the original issue discount, were convertible into 2,113,086 shares of the Company’s common stock. During the period from March 29, 2017 to August 16, 2017, the Company funded $1,808,952 in excess of the $1,500,000 net loan amount required pursuant to the terms of the AVLP Notes

On September 6, 2017, the Company and Avalanche entered into a Loan and Security Agreement (“AVLP Loan Agreement”) with an effective date of August 21, 2017, pursuant to which the Company will provide Avalanche a non-revolving credit facility of up to $5,000,000, inclusive of prior amounts loaned to Avalanche, for a period ending on August 21, 2019.

41

In consideration of entering into the AVLP Loan Agreement, the Company and Avalanche cancelled the AVLP Notes and consolidated the AVLP Notes and prior advances totaling $3,308,952 plus original issue discount of $165,448 and issued a new Convertible Promissory Note in the aggregate principal amount of $3,474,400 (the “New Note”), which is convertible into shares of AVLP Common Stock at a conversion price of $0.50 per share. The New Note is due in two years and accrues interest at 12% per annum on the principal amount. Prior interest accrued under the AVLP Notes and advances will continue to be an obligation of Avalanche. The New Note contains standard events of defaults. In addition, concurrent to issuing the New Note, Avalanche issued to the Company a five-year warrant to purchase 6,948,800 shares of AVLP Common Stock at $0.50 per share. Future advances under the AVLP Loan Agreement, which totaled $649,820 at December 31, 2017, are evidenced by a convertible promissory note containing a conversion price feature of $0.50 per share and warrant with an exercise price of $0.50 per share. Further, under the terms of the AVLP Loan Agreement, any notes issued by Avalanche are secured by its assets.

At December 31, 2017, the Company had provided Avalanche with $4,124,220 pursuant to the non-revolving credit facility. The warrants issued in conjunction with the non-revolving credit facility entitles the Company to purchase up to 8,248,440 shares of AVLP Common Stock at an exercise price of $0.50 per share for a period of five years. The exercise price of $0.50 is subject to adjustment for customary stock splits, stock dividends, combinations or similar events. The warrants may be exercised for cash or on a cashless basis.

On August 22, 2017, pursuant to the terms of a Share Exchange Agreement dated as of March 3, 2017, and as amended on July 13, 2017 and August 21, 2017 (the “Exchange Agreement”) with MTIX Ltd., a company formed under the laws of England and Wales (“MTIX”) and the three (3) shareholders of MTIX (the “Sellers”), Avalanche completed its acquisition of MTIX. Upon the terms and subject to the conditions set forth in the Exchange Agreement, Avalanche acquired MTIX from the Sellers through the transfer of all issued and outstanding ordinary shares of MTIX by the Sellers to Avalanche in exchange for the issuance by Avalanche of: (a) 7% secured convertible promissory notes in the aggregate principal face amount of $9,500,000 to the Sellers in pro rata amounts commensurate with their current respective ownership percentages of MTIX’s ordinary shares, (b) (i) $500,000 in cash, $50,000 of which was paid on October 26, 2016, and (ii) 100,000 shares of Avalanche’s newly designated shares of Class B Convertible Preferred Stock to the principal shareholder of MTIX.

Milton C. Ault, III, and William Horne, two of our directors, are directors of Avalanche. In addition, based on Avalanche’s Form 10-K for the year ended November 30, 2015, Philou Ventures is the largest stockholder of Avalanche. Philou Ventures is our largest stockholder, and Ault & Company, whose Chief Executive Officer is Mr. Ault, is the Manager of Philou Ventures.

PROPOSALS OF STOCKHOLDERS FOR THE 2019 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the 2019 Annual Meeting of stockholders, you may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, stockholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address 201 Shipyard Way, Newport Beach, CA 92663, Attention: Secretary, no later than _______, 2019 (120 days before the anniversary of this year’s mailing date).

A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U. S. Securities and Exchange Commission, or the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the stockholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

Stockholder proposals intended to be presented at the 2019 Annual Meeting must be received by the Company no later than reasonable time in advance of the date of the 2019 Annual Meeting, which in the Company’s opinion would be no less than 120 days before that date (pursuant to Rule 14a-8 of the Exchange Act) to be eligible for inclusion in the Company’s proxy statement and form of proxy for next year’s meeting. The Company has yet to determine the date of its 2019 Annual Meeting. Proposals should be addressed to DPW Holdings, Inc., Attention: Corporate Secretary, 201 Shipyard Way, Newport Beach, CA 92663.

42

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2019 Annual Meeting, the federal securities laws require Stockholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4 of the Exchange Act), be given no less than a reasonable time in advance of the date of the 2019 Annual Meeting, which in the Company’s opinion would be no less than 45 days before that date. The Company has yet to determine the date of its 2019 Annual Meeting. Any such notice must be provided to DPW Holdings, Inc., Attention: Corporate Secretary, 201 Shipyard Way, Newport Beach, CA 92663. If a stockholder fails to provide timely notice of a proposal to be presented at the 2019 Annual Meeting, the chairman of the meeting will declare it out of order and disregard any such matter.

OTHER BUSINESS

The Board knows of no business to be brought before the Meeting other than as set forth above. If other matters properly come before the stockholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

Milton C. Ault, III
Chief Executive Officer and Chairman of the Board

November ___, 2018

43